Exhibit 99.2

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Consolidated Financial Statements and related financial statement schedule

December 31, 2006

(With Independent Auditors’ Report Thereon)

1

Independent Auditors’ Report

The Board of Directors and Stockholder

Credit Suisse (USA), Inc. and Subsidiaries:

(formerly known as Credit Suisse First Boston (USA), Inc. and Subsidiaries)

We have audited the accompanying consolidated statements of financial condition of Credit Suisse (USA) Inc. and Subsidiaries, formerly known as Credit Suisse First Boston (USA) Inc, and Subsidiaries (the “Company”), as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2006. In connection with our audits of the consolidated financial statements, we have also audited the related financial statement schedule. These consolidated financial statements and related financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and related financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Credit Suisse (USA) Inc. and Subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, in 2005 the Company changed its method of accounting for share-based compensation when it adopted statement SFAS 123R “Share-Based Payment”.

/s/ KPMG LLP

New York, New York

March 26, 2007

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CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition

(In millions)

ASSETS	December 31, 2006	December 31, 2005
Cash and cash equivalents	$1,902	$884
Collateralized short-term financings:
Securities purchased under agreements to resell	46,721	54,454
Securities borrowed	95,403	82,802
Receivables:
Customers	4,932	3,299
Brokers, dealers and others	12,214	8,128
Financial instruments owned (of which $70,168 and $45,616, respectively was encumbered):
U.S. government and agencies	30,600	31,366
Corporate debt	24,056	20,561
Mortgage whole loans	18,906	17,817
Equities	52,360	35,244
Commercial paper	1,862	1,523
Private equity and other long-term investments	11,649	3,641
Derivatives contracts	10,347	5,085
Other	7,524	3,929
Net deferred tax asset	1,488	1,202
Office facilities at cost (net of accumulated depreciation and amortization of $1,014and $852, respectively)	557	453
Goodwill	616	562
Loans receivable from parent and affiliates	31,811	25,225
Other assets and deferred amounts (includes encumbered loans of $152 as of December 31, 2006)	6,529	1,579
Total assets	$359,477	$297,754

See accompanying notes to consolidated financial statements.

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CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition (Continued)

(In millions, except share data)

LIABILITIES AND STOCKHOLDER’S EQUITY	December 31, 2006	December 31, 2005

Commercial paper and short-term borrowings	$20,270	$13,654
Collateralized short-term financings:
Securities sold under agreements to repurchase	126,498	126,323
Securities loaned	62,896	45,956
Payables:
Customers	7,922	6,728
Brokers, dealers and others	10,140	6,573
Financial instruments sold not yet purchased:
U.S. government and agencies	19,578	20,078
Corporate debt	4,158	3,696
Equities	9,484	12,402
Derivatives contracts	6,536	2,262
Other	491	155
Obligation to return securities received as collateral	11,049	3,077
Accounts payable and accrued expenses	3,764	3,152
Other liabilities	18,789	7,761
Long-term borrowings	43,518	33,926
Total liabilities	345,093	285,743

Stockholder’s Equity:
Common stock ($0.10 par value; 50,000 shares authorized; 1,100 shares issued and outstanding):
Paid-in capital	10,315	9,530
Retained earnings	4,259	2,661
Accumulated other comprehensive loss	(190)	(180)
Total stockholder’s equity	14,384	12,011
Total liabilities and stockholder’s equity	$359,477	$297,754

See accompanying notes to consolidated financial statements.

4

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Consolidated Statements of Income

(In millions)

	For the Year Ended December 31,
Revenues:	2006	2005	2004
Principal transactions-net	$5,066	$1,710	$587
Investment banking and advisory	2,882	1,826	1,771
Commissions and fees	1,524	1,319	1,342
Other	146	82	88
	9,618	4,937	3,788
Interest and dividends	18,387	12,930	8,214
Interest expense	17,491	10,996	5,731
Net interest and dividends	896	1,934	2,483
Total net revenues	10,514	6,871	6,271
Expenses:
Employee compensation and benefits	4,352	3,916	3,465
Occupancy and equipment rental	538	504	483
Brokerage, clearing and exchange fees	387	338	298
Communications	158	150	129
Professional fees	342	351	304
Merger-related costs			8
Other operating expenses	(294)	734	(42)
Total expenses	5,483	5,993	4,645
Income before provision for income taxes, minority interests and cumulative effect of a change in accounting principle	5,031	878	1,626
Provision for income taxes	804	61	397
Minority interests	2,629	696	442
Income before cumulative effect of a change in accounting principle	1,598	121	787
Cumulative effect of a change in accounting principle, net of income tax expense of $3 in 2005		6
Net income	$1,598	$127	$787

See accompanying notes to consolidated financial statements.

5

CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2006, 2005 and 2004

(In millions)

	Common Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances as of December 31, 2003	$3/4	$8,012	$1,787	$(158)	$9,641

Net income	3/4		787		787
Minimum pension liability adjustments, net of income tax charges of $80	3/4			150	150
Total comprehensive income					937
CSG share plan activity, including tax benefit of $131	3/4	526			526
Common stock dividend	3/4		(40)		(40)
Balances as of December 31, 2004	3/4	8,538	2,534	(8)	11,064

Net income	3/4		127		127
Minimum pension liability adjustments, net of income tax benefits of $93	3/4			(172)	(172)
Total comprehensive loss					(45)
CSG share plan activity, including tax benefit of $163	3/4	992			992
Balances as of December 31, 2005	3/4	9,530	2,661	(180)	12,011

Net income	3/4		1,598		1,598
Net change in cash flow hedges, net of tax benefit of $2	3/4			(5)	(5)
Pension liability adjustments, net of tax charge of $95	3/4			275	275
Total comprehensive income					1,868
Adoption of SFAS 158, net of tax benefit of $99	3/4			(280)	(280)
CSG share plan activity, including tax benefit of $179	3/4	785			785
Balances as of December 31, 2006	$3/4	$10,315	$4,259	$(190)	$14,384

See accompanying notes to consolidated financial statements.

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CREDIT SUISSE (USA), INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2006, 2005 and 2004

(In millions)

	2006	2005	2004
Cash flows from operating activities:
Net income	$1,598	$127	$787
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	234	170	196
Non-cash CSG share plan activity	676	887	415
Deferred taxes	(300)	2	71
Other, net	(10)	47	150
Change in operating assets and operating liabilities:
Securities borrowed	(12,601)	110	(4,913)
Receivables from customers	(1,633)	231	(436)
Receivables from brokers, dealers and others	(4,086)	2,969	(4,433)
Financial instruments owned	(27,950)	(14,293)	(21,190)
Other assets and deferred amounts and Other liabilities, net	(4,100)	299	52
Securities loaned	16,940	808	17,440
Payables to customers	1,194	966	660
Payables to brokers, dealers and others	3,567	(4,709)	6,696
Financial instruments sold not yet purchased	1,654	7,896	(5,048)
Obligation to return securities received as collateral	7,972	(1,903)	3,025
Accounts payable and accrued expenses	625	(223)	491
Net cash used in operating activities	(16,220)	(6,616)	(6,037)

Cash flows from investing activities:
Net (payments for) proceeds from:
Loans receivable from parent and affiliates	(6,586)	(2,533)	(3,211)
Office facilities, net	(351)	(208)	(106)
Purchase of ING Finance LLC, net of cash		(6)
Purchase of SPS Holding Corp, net of cash		(120)
Purchase of Guilford Holding Corporation, net of cash	(17)
Net cash used in investing activities	(6,954)	(2,867)	(3,317)

Cash flows from financing activities:
Net proceeds from (payments for):
Commercial paper and short-term borrowings	6,616	(8,160)	5,700
Securities sold under agreements to repurchase, net of securities purchased under agreements to resell	7,908	12,349	(759)
Dividend equivalents on CSG share plan activity	(70)	(58)	(20)
Cash dividends	3/4		(40)
Tax benefit on CSG share plan activity	179	163	131
Issuances of long-term borrowings	13,276	8,518	6,974
Redemptions and maturities of long-term borrowings	(3,717)	(3,172)	(2,239)
Net cash provided by financing activities	24,192	9,640	9,747

Increase in cash and cash equivalents	1,018	157	393
Cash and cash equivalents as of the beginning of year	884	727	334
Cash and cash equivalents as of the end of year	$1,902	$884	$727

SUPPLEMENTAL DISCLOSURES
Cash payments for interest	$17,195	$10,720	$5,686
Cash payments for income taxes, net of refunds	$20	$24	$76

See accompanying notes to consolidated financial statements.

7

1. Summary of Significant Accounting Policies

The Company

The consolidated financial statements include Credit Suisse (USA), Inc., and its subsidiaries (the “Company”). The Company is an integrated investment bank serving institutional, corporate, government and high-net-worth individual clients. The Company’s products and services include securities underwriting, sales and trading, financial advisory services, private equity investments, full service brokerage services, derivatives and risk management products, asset management and investment research. The Company is a wholly owned subsidiary of Credit Suisse Holdings (USA), Inc. (“CS Holdings”). The Company is an indirect subsidiary of Credit Suisse, a Swiss bank, and an indirect wholly owned subsidiary of Credit Suisse Group (“CSG”). Effective January 16, 2006, the Company changed its name from Credit Suisse First Boston (USA), Inc. to Credit Suisse (USA), Inc.

Basis of financial information. To prepare consolidated financial statements in accordance with accounting principles generally accepted in the United States, management must make estimates and assumptions. The reported amounts of assets and liabilities and revenues and expenses are affected by these estimates and assumptions, the most significant of which are discussed in the notes to the consolidated financial statements. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ materially from these estimates.

The Company consolidates entities in which it has a controlling financial interest, which is typically all, or a majority of, the voting interests. The Company also consolidates entities that are variable interest entities (“VIEs”) when it is determined to be the primary beneficiary under Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”) and the subsequent modifications of FIN 46 under FIN 46R. The Company also consolidates certain partnerships under Emerging Issues Task Force (“EITF”) Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”). See Notes 3 and 4 for more information. Entities in which the Company holds 20% to 50% of the voting rights or has the ability to exercise significant influence, other than private equity investments which are consolidated primarily under FIN 46R, are accounted for under Accounting Principles Board (“APB”) Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock.” In cases where the Company has a voting interest of less than 20% and does not have significant influence, the investment is carried at cost. Where an investment is treated as financial instruments owned in its broker-dealers, the Company does not apply the cost or equity method and carries the investment at fair value.

Effective January 1, 2006, CSG realigned its organizational structure to its new strategic orientation, which is to focus on its banking businesses. As a result of this realignment, CSG’s banking business consists of three reporting segments: Investment Banking, Private Banking and Asset Management. The Company is managed as a subsidiary of Credit Suisse and CSG, and its businesses are a part of each of these banking segments. Therefore, effective January 1, 2006, the Company began operating and managing its businesses along these same three banking segments. The Company has restated its segments for all periods presented. See Note 18 for more information.

The Company’s Investment Banking segment consists principally of the businesses that comprised its former Institutional Securities segment, with the addition of the private funds group that was formerly part of its Wealth & Asset Management segment. The Company’s Asset Management segment consists of the private equity business and the Volaris business that were formerly part of its Wealth & Asset Management segment. The Company’s Private Banking segment consists of the private client services business in the United States (other than Volaris) that was formerly part of the Company’s Wealth & Asset Management segment.

The Company manages and reports its segments on a pre-tax basis and excludes revenues and expenses primarily from the consolidation of certain private equity funds, which are reported in Elimination & Other. Net income is unaffected by the consolidation of these private equity funds because offsetting minority interests are also recorded.

Certain reclassifications have been made to prior year consolidated financial statements to conform to the 2006 presentation.

8

The Company made certain reclassifications between the prior year balances in payables to customers and payables to brokers dealers and others to conform to the current year presentation.

The Company has restated its consolidated statements of income based on a December 2006 speech by the Securities and Exchange Commission (“SEC”) staff. As a result the Company no longer classifies certain private equity interests as minority interest expenses resulting in a decrease in minority interest expenses of $263 million and $200 million for the years ended December 31, 2005 and 2004, respectively. This reclassification did not change net income as offsetting increases in employee compensation and benefits expense and decreases in principal transactions-net were recorded. See Notes 3 and 4 for more information.

All significant intercompany balances and transactions have been eliminated.

Significant Accounting Policies

Cash and cash equivalents. Cash and cash equivalents include all demand deposits held in banks and certain highly liquid investments with original maturities of 90 days or less, other than those held for sale in the ordinary course of business.

Collateralized short-term financings. The Company enters into transactions involving securities sold under agreements to repurchase (“repurchase agreements”) and securities purchased under agreements to resell (“resale agreements”) and securities borrowed and securities loaned transactions as part of the Company’s matched-book activities to accommodate clients, finance the Company’s trading inventory, obtain securities for settlement and earn interest spreads.

Repurchase agreements and resale agreements are collateralized financing arrangements and are carried at contract amounts that reflect the amounts at which the securities will be subsequently repurchased or resold. Interest on such contract amounts is accrued and is included in the consolidated statements of financial condition in receivables from and payables to brokers, dealers and others. The Company takes possession of the securities purchased under resale agreements and obtains additional collateral when the market value falls below the contract value. The Company nets certain repurchase agreements and resale agreements with the same counterparty in the consolidated statements of financial condition when the requirements of FIN No. 41, “Offsetting of Amounts Relating to Certain Repurchase and Reverse Repurchase Agreements,” are satisfied.

The Company uses derivatives to mitigate the interest rate exposure associated with certain resale and repurchase agreements. These derivatives are carried at fair value, with the change in fair value recorded in the consolidated statements of income, while the resale and repurchase agreements are carried at contract amounts, with interest income (expense) accruing over the term of the agreement in receivables from and payables to brokers, dealers and others in the consolidated statements of financial condition. As a result, increases and decreases in the value of the derivatives are not offset by decreases and increases in the value of the resale and repurchase agreements until the securities are repurchased or sold. Therefore, the Company’s net revenues are subject to volatility from period to period.

Securities borrowed and securities loaned transactions are recorded at the amount of cash collateral advanced or received. For securities borrowed, the Company deposits cash, letters of credit or other collateral with the lender. For securities loaned, the Company receives cash or other collateral from the borrower generally in excess of the market value of securities loaned. Interest on such transactions is accrued and is included in the consolidated statements of financial condition in receivables from and payables to brokers, dealers and others. The Company monitors the market value of securities borrowed and loaned daily and obtains or refunds collateral as necessary.

9

Receivables from customers/Payables to customers. Receivables from and payables to customers include amounts due on regular-way securities transactions, margin transactions and commodities futures. Securities owned by customers, including those that collateralize margin or similar transactions are not reflected in the consolidated statements of financial condition.

Receivables from brokers, dealers and others/Payables to brokers, dealers and others. Receivables from brokers, dealers and others include amounts receivable for securities not delivered by the Company to a purchaser by the settlement date (“fails to deliver”), omnibus receivables, receivables from clearing organizations, other non-customer receivables, margin deposits and accrued dividends and interest. Payables to brokers, dealers and others include amounts payable for securities not received by the Company from a seller by the settlement date (“fails to receive”), payables to clearing organizations, amounts related to future contracts transacted on behalf of customers, other non-customer payables, and accrued dividends and interest. In addition, the net receivable or payable arising from unsettled regular-way trades is included in receivables from brokers, dealers and others or payables to brokers, dealers and others.

Fair value of financial instruments. Substantially all of the Company’s financial instruments, as well as financial instruments with off-balance sheet risk (with the exception of commercial mortgage loans, certain residential mortgages and certain other loans that are held for sale), are carried at fair value. Fair value is estimated as of the date of the statement of financial condition, based on relevant market information or, where no relevant market information is available, on management’s best estimate. Financial instruments are recorded on a trade date basis, with the exception of mortgage whole loans which are recorded on a settlement date basis.

The determination of fair value is fundamental to the Company’s financial condition and results of operations and, in certain circumstances, requires management to make complex judgments. Fair value is based generally on listed market prices or broker or dealer price quotations. If prices are not readily determinable or if liquidating the Company’s positions is reasonably expected to affect market prices, fair value is based on either internal valuation models or management’s estimate of amounts that could be realized under current market conditions. Certain financial instruments, including over-the-counter (“OTC”) derivatives contracts, are valued using pricing models that consider, among other factors, contractual and market prices, correlations, time value, credit, yield curve, volatility factors and/or prepayment rates of the underlying positions. The use of different pricing models and assumptions could produce materially different estimates of fair value.

Mortgage whole loans. Residential mortgage whole loans are generally carried at fair value with the changes in fair value included in principal transactions-net in the consolidated statements of income with the exception of residential mortgage whole loans that are originated by the Company and commercial mortgage whole loans, which are carried at the lower of cost or fair value. Adjustments to the carrying value of loans carried at the lower cost or fair value are determined as the amounts by which cost exceeds fair value and are reflected in principal transactions-net in the consolidated statements of income. Management determines fair value using pricing factors specific to loan level attributes, such as loan-to-value ratios, current balances and liens. Purchases and sales of mortgage whole loans are recorded on a settlement date basis. Interest is accrued on all mortgage whole loans with the exception of those that are delinquent 90 days or more, as reported by the servicer.

Securitization. The Company securitizes commercial and residential mortgages, which it originates and purchases, as well as loans and other debt obligations, which it purchases from third parties. The Company accounts for the transfers of financial assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS 140”). The Company records a securitization as a sale when the accounting criteria for a sale are met. The Company may retain interests in these securitized assets in connection with its underwriting and market-making activities. Retained interests in securitized financial assets are included at fair value in financial instruments owned in the consolidated statements of financial condition. Any changes in the fair value of these retained interests are recognized in the consolidated statements of income. The fair values of retained interests are determined using present value of estimated future cash flows valuation techniques that incorporate assumptions that market participants customarily use in their estimates of values including prepayment speeds, credit losses and discount rates. See Note 3 for more information.

10

Derivatives contracts-trading. All trading derivatives contracts are carried at fair value with realized and unrealized gains and losses and interest flows included in principal transactions-net in the consolidated statements of income. Cash flows from these derivatives contracts are included as operating activities in the consolidated statements of cash flows. See Note 5 for more information.

Derivatives contracts—nontrading. The Company manages its interest rate exposure on its long-term fixed rate debt by using interest rate swaps that were designated for hedge accounting treatment under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” as amended (“SFAS 133”). These financial instruments are accounted for as fair value hedges, with changes in the fair value of both the derivative and the hedged item included in principal transactions–net in the consolidated statements of income. Interest flows on both the Company’s borrowings and the related fair value hedges are included in interest income (expense) in the consolidated statements of income. The Company also applies cash flow hedge accounting to derivatives that hedge certain loans that were originated by an affiliate and purchased by the Company. Interest flows on the cash flow hedges are included in principal transactions-net in the consolidated statements of income. Other derivatives contracts used for hedging purposes that were not designated for hedge accounting treatment under SFAS 133 are carried at fair value with realized and unrealized gains and losses and interest flows included in principal transactions-net in the consolidated statements of income. Cash flows from these derivatives instruments are included in operating activities in the consolidated statements of cash flows. See Note 5 for more information.

Variable prepaid forwards. Variable prepaid forward contracts (“VPFs”) are a form of OTC hybrid transaction pursuant to which the Company purchases a variable number of shares of common stock from a customer on a forward basis. At inception, the Company pays the customer a dollar amount based on the underlying value of the common stock. At the maturity of the transaction, the Company receives a variable number of shares (or an amount in cash equal to the value of such variable number of shares, with a maximum share cap) from the customer based on the market price of the shares at maturity. VPFs allow customers to monetize their stock position and provide market risk protection through an equity collar that, among other things, protects the customer against decreases in the value of the underlying common stock. The VPFs are generally long-dated and have maturities of three to ten years. In accordance with SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (“SFAS 149”), all VPFs entered into prior to July 1, 2003 are included in other financial instruments owned in the consolidated statements of financial condition and had a fair value of $1.2 billion and $1.6 billion as of December 31, 2006 and 2005, respectively. All of the Company’s VPFs entered into after June 30, 2003 meet the definition of a derivative and are reported as derivative contracts in the consolidated statements of financial condition and had a fair value of $3.4 billion and $2.0 million as of December 31, 2006 and 2005, respectively. All VPFs are carried at fair value.

Private equity and other long-term investments. Private equity and other long-term investments generally have no readily available market or may be otherwise restricted as to resale under the Securities Act of 1933 (the “Securities Act”); therefore, these investments are carried at fair value. Fair value for private equity and other long-term investments is based upon a number of factors, including readily available market quotes with appropriate adjustments for liquidity due to holding large blocks and/or trading restrictions, the most recent round of financings, earnings-multiple analyses using comparable companies, discounted cash flow analysis or valuations received from the general partner of a third-party managed fund. Changes in net unrealized appreciation/depreciation arising from changes in fair value and gains and losses realized upon sale and carried interest are reflected in principal transactions-net in the consolidated statements of income. The Company’s subsidiaries manage many private equity partnerships (the “Funds”). When the investment performance on Credit Suisse-managed Funds exceeds specific thresholds, the Company and certain other partners, most of which are current and former employees of the Company (collectively the “GPs”), may be entitled to receive a carried interest distribution under the governing documents of the Funds. Carried interest distributions are based on the cumulative investment performance of each Fund at the time the distribution is made. As a result, the Company may be obligated to return to investors in the Funds all or a portion of the carried interest distributed to the GPs. The amount of such contingent obligations is based upon the performance of the Funds but cannot exceed the amount of carried interest received by the GPs. See Notes 4 and 9 for more information.

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Office facilities. Office facilities are carried at cost and are depreciated on a straight-line basis over their estimated useful life of two to seven years. Leasehold improvements are amortized over the lesser of the useful life of the improvement or term of the lease.

Goodwill and identifiable intangible assets. Goodwill represents the amount by which the purchase price exceeds the fair value of the net tangible and intangible assets of an acquired company on the date of acquisition. Goodwill and indefinite-lived intangible assets are reviewed annually for impairment. Based on the results of the Company’s annual review it was determined that no impairment charge was required. Intangible assets that do not have indefinite lives, principally software and customer lists, are amortized over their useful lives and reviewed for impairment. Intangible assets are included in other assets and deferred amounts in the consolidated statements of financial condition. Also included in intangible assets are mortgage servicing rights which are carried at fair value. See Note 6 for more information.

Principal transactions-net. Principal securities transactions are recorded on a trade date basis. Realized and unrealized gains and losses on trading in financial instruments, including securities, private equity investments, derivatives contracts, carried interest from private equity investments and interest flows on the Company’s trading derivatives contracts are reflected in principal transactions-net in the consolidated statements of income.

Loan origination fees. Mortgage whole loan origination fees and direct origination costs are deferred until the time of sale and are included in principal transactions-net in the consolidated statements of income.

Investment banking underwriting revenues and fees. Investment banking underwriting revenues and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent, are recorded in investment banking and advisory in the consolidated statements of income. Investment banking revenues from fees earned for providing merger and acquisition and other advisory services are also recorded in investment banking and advisory in the consolidated statements of income. In addition, placement fees earned by the Company’s private funds group are included in investment banking and advisory revenues. Investment banking and advisory revenues are recorded at the time the transactions are completed.

Commissions. Commissions primarily include fees from executing and clearing customer transactions on stock, options and futures markets. Commissions are recorded in the consolidated statements of income on a trade date basis. Commissions also include management fees earned by the Company from managing private equity funds and are recorded in the consolidated statements of income when earned.

Interest income (expense). Interest income (expense) includes interest income (expense) on the Company’s financial instruments owned and financial instruments sold not yet purchased, except interest flows on the Company’s trading derivatives, and interest income (expense) on short-term and long-term borrowings, including interest income (expense) on resale and repurchase agreements and securities borrowed and securities loaned transactions.

Interest income (expense) is accrued at the stated coupon rate for coupon-bearing financial instruments, and for non-coupon-bearing financial instruments, interest income is recognized by accreting the discount over the life of the instrument. For coupon-bearing financial instruments purchased at a discount or premium, the difference between interest income (expense) accrued at the stated coupon rate and interest income (expense) determined on an effective yield basis is included in principal transactions-net in the consolidated statements of income.

Merger-related costs. Merger-related costs represent retention awards related to the DLJ acquisition. These costs were expensed over the vesting period, which ended in 2004.

12

Share-based compensation. In August 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, “Accounting for Stock-Based Compensation”, as amended by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure” (“SFAS 123”), using the prospective method. Under the prospective method, the Company recognizes compensation expense over the vesting period for all share option and share awards granted under the Credit Suisse Group International Share Plan (the “Share Plan”) for services provided after January 1, 2003. Effective January 1, 2005, the Company early adopted the fair value recognition provisions of SFAS No. 123 (Revised 2004) “Share-Based Payment” (“SFAS 123R”) using the modified prospective method and recorded an after-tax gain of $6 million in the consolidated statements of income as a cumulative effect of a change in accounting principle to reverse the expense previously recognized on all outstanding unvested awards that are expected to be forfeited. For additional information on share-based compensation, see “Recently Adopted Accounting Standards ?Share-based Compensation” and Note 14.

Income taxes. The Company is included in the consolidated federal income tax return and certain state and local income tax returns filed by the Company’s immediate parent CS Holdings, formerly known as Credit Suisse First Boston, Inc. CS Holdings allocates federal income taxes to its subsidiaries on a separate return basis, and any state and local income taxes on a pro rata basis, pursuant to a tax sharing arrangement.

The Company uses the asset and liability method in providing for income taxes, which requires that deferred income taxes be recorded and adjusted for the future tax consequences of events that have been recognized in the financial statements or tax returns, based upon enacted tax laws and rates. Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. See Note 16 for more information.

RECENTLY ADOPTED ACCOUNTING STANDARDS

EITF 04-5, FSP SOP 78-9-1 and EITF 96-16

In June 2005, the FASB ratified EITF Issue No. 04-5, “Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF 04-5”). EITF 04-5 provides a framework for evaluating whether a general partner or a group of general partners controls a limited partnership and therefore should consolidate it. EITF 04-5 states that the presumption of general partner control is overcome only when the limited partners have substantive “kick-out rights” or “participating rights.” These rights would allow a simple majority of the limited partners to dissolve or liquidate the partnership or otherwise remove the general partner “without cause” or effectively participate in significant decisions made in the ordinary course of the partnership business. EITF 04-5 was effective upon ratification for all newly formed limited partnerships and for existing limited partnership agreements that have been modified. This guidance was effective for the Company with respect to existing unmodified partnerships as of January 1, 2006.

As a result of the ratification of EITF 04-5, EITF Issue No. 96-16, “Investor’s Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholder or Shareholders Have Certain Approval or Veto Rights” (“EITF 96-16”) was updated and FASB Staff Position (“FSP”) No. SOP 78-9-1, “Interaction of AICPA Statement of Position 78-9 and EITF Issue No. 04-5” (“FSP SOP 78-9-1”) was issued. The amendments to EITF 96-16 were effective on a prospective basis upon issuance, whereas, similar to EITF 04-5, FSP SOP 78-9-1 was effective upon issuance for all new partnerships formed and for existing partnership agreements modified after June 29, 2005, and was effective for the Company with respect to existing unmodified partnerships as of January 1, 2006.

The changes to EITF 96-16 and the provisions of EITF 04-5 and FSP SOP 78-9-1 in effect during 2005 did not have a material impact on the Company’s financial condition, results of operations or cash flows. As of January 1, 2006, the Company increased its assets and liabilities by $6.7 billion, primarily due to the consolidation of certain unmodified private equity partnerships which existed prior to June 29, 2005.

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 SFAS 123R

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”). SFAS 123R was effective for annual reporting periods beginning after June 15, 2005. The Company early adopted SFAS 123R as of January 1, 2005, applying the modified prospective method. The Company’s policy is to expense share-based awards over the requisite service period.

The most significant accounting implications of the adoption of SFAS 123R for the Company were as follows: (i) inclusion of forfeitures in the estimate of compensation expense determined at the grant date rather than as they occur. The Company recorded a cumulative adjustment of approximately $6 million during the first quarter of 2005 to reverse the expense previously recognized on all outstanding unvested awards expected to be forfeited. For new grants after January 1, 2005, forfeitures have been included in the initial estimation of the compensation expense at the grant date; (ii) recognition of compensation cost for all outstanding unvested awards as of January 1, 2005 that were previously accounted for under APB 25 and for which no expense was previously recognized, based on the original grant-date fair value of each award over the remaining requisite service period of the respective award (the recognition of this expense was not material) and (iii) adoption of changes to the presentation of the statement of cash flows in accordance with the revised standard.

In December 2005, the SEC staff provided further guidance on SFAS 123R, relating to accounting for share-based compensation awards subject to a non-competition provision that have scheduled vesting beyond an employee’s eligibility for early retirement. The SEC staff noted that such share-based awards should generally be expensed over the period from the grant date to the date an employee becomes eligible for early retirement, rather than over the entire vesting, or stated service period, unless the non-competition provision and other factors establish an in-substance requisite service period that extends beyond the early retirement date. As a result of the December 2005 guidance and based on subsequent discussions with the SEC staff, the Company recorded in the fourth quarter of 2005 an incremental expense to reflect the full-year cost of its 2005 share-based awards. This incremental expense reflected the attribution of the total cost of these awards over the period from the grant date to the date the employee becomes eligible for early retirement rather than over the vesting period that ranged from three to five years.

The impact of the Company’s change in accounting was to increase fourth-quarter and full-year 2005 compensation and benefits by $296 million ($12 million of which was charged to CSG affiliates outside of the Company), and to decrease fourth-quarter and full-year 2005 net income by $185 million. This non-cash charge, recorded in Elimination & Other, represents the recognition of compensation expense for share-based awards granted in 2005 that otherwise would have been recorded in the segments, principally Investment Banking, generally over vesting periods of three to five years.

The share-based awards granted in March 2006 provide for early retirement eligibility no earlier than two years after the award grant date. These awards have been recorded as compensation expense in the Company’s segments over the period from the grant date of March 2006 to the date an employee becomes eligible for early retirement if earlier than the three to five year vesting period.

SFAS 154

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20, ‘Accounting Changes’ (APB 20) and FASB Statement No. 3, ‘Reporting Accounting Changes in Interim Financial Statements (an Amendment of APB Opinion No. 28, ‘Interim Financial Reporting’)’” (“SFAS 154”). SFAS 154 requires retrospective application, unless impracticable, to prior periods’ financial statements for voluntary changes in accounting principles and changes required by an accounting pronouncement in the unusual circumstances in which the pronouncement does not include specific transition provisions. This statement also requires that a change in depreciation, amortization or depletion method for long-lived, nonfinancial assets

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should be accounted for as a change in accounting estimate effected by a change in accounting principle (i.e., as a retrospective application). The guidance for reporting the correction of an error in previously issued financial statements and the change of an accounting estimate does not change from APB 20. SFAS 154 was effective for the Company as of January 1, 2006. The adoption of SFAS 154 did not have a material impact on the Company’s financial condition, results of operations or cash flows.

SFAS 155

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS 155”), which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SFAS 140”). Under SFAS 155, hybrid financial instruments which contain embedded derivatives that would otherwise require bifurcation may be accounted for at fair value, with changes in fair value recognized in the statement of income. The fair value designation may be applied on an instrument-by-instrument basis; however, the election to apply fair value accounting is irrevocable. SFAS 155 is effective for those instruments acquired or issued on or after an entity’s fiscal year beginning after September 15, 2006, with early adoption permitted as of the beginning of a fiscal year for which an entity has not previously issued interim financial statements. SFAS 155 allows limited retrospective application for existing bifurcated hybrid financial instruments. The Company elected to early adopt SFAS 155 as of January 1, 2006. The adoption of SFAS 155 did not have an impact on the Company’s financial condition, results of operations or cash flows.

SFAS 156

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets” (“SFAS 156”), which amended SFAS 140. SFAS 156 requires that all separately recognized servicing rights after the effective date be initially measured at fair value and permits separately recognized servicing rights to be accounted for at fair value in subsequent periods with changes in fair value recognized in the statement of income. SFAS 156 permits an irrevocable election to apply fair value measurement for classes of servicing rights based on the different valuation and risk characteristics of the underlying assets and the method in which the economic risks are managed. SFAS 156 is effective on a prospective basis for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of a fiscal year for which an entity has not previously issued interim financial statements. SFAS 156 allows limited retrospective application for existing separately recognized servicing rights. The Company elected to early adopt SFAS 156 as of January 1, 2006. The adoption of SFAS 156 did not have a material impact on the Company’s financial condition, results of operations or cash flows.

FSP FTB 85-4-1

In March 2006, the FASB issued FSP No. FTB 85-4-1, “Accounting for Life Settlement Contracts by Third-Party Investors” (“FSP FTB 85-4-1”). FSP FTB 85-4-1 allows a contract-by-contract election to account for life settlement contracts on either a fair value basis, with changes in fair value recognized in the statement of income, or through use of the investment method. Under the investment method, the initial investment and continuing costs are capitalized; no income is recognized until death of the insured party. The guidance of FSP FTB 85-4-1 is effective for fiscal years beginning after June 15, 2006, with early adoption permitted; however, upon adoption, limited retrospective application of the measurement guidance is required. The Company elected to early adopt FSP FTB 85-4-1 as of January 1, 2006. The adoption of FSP FTB 85-4-1 did not have a material impact on the Company’s financial condition, results of operations or cash flows.

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FSP FIN 46 (R)-6

In April 2006, the FASB issued FSP No. FIN 46(R)-6, “Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R)” (“FSP FIN 46(R)-6”). FSP FIN 46(R)-6 provides guidance regarding how contracts or arrangements that create or reduce variability should be assessed when determining if they are VIEs and when assessing the need for consolidation of VIEs. FSP FIN 46(R)-6 requires that evaluations of the variability created or absorbed in an entity from its contracts or arrangements be based on an analysis of the entity’s design. In evaluating the design of an entity, an analysis must be performed as to the potential risks to which the entity is exposed as well as the risks that the entity was designed to create and pass along to its interest holders based on the purpose for which the entity was formed. The guidance of FSP FIN 46(R)-6 was adopted by the Company and applied effective July 1, 2006 to all new entities as well as entities previously analyzed under FIN 46(R) when a reconsideration event occurs. FSP FIN 46(R)-6 did not have a material impact on the Company’s financial condition, results of operations or cash flows.

SFAS 158

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). SFAS 158 requires an employer to: i) recognize in the statement of financial condition the funded status of a defined benefit plan on a prospective basis; ii) recognize as a component of other comprehensive income, net of tax, the actuarial gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87, “Employers’ Accounting for Pensions” (“SFAS 87”) or No. 106, “Employers’ Accounting for Postretirement Benefits Other than Pensions” (“SFAS 106”). Amounts recognized in accumulated other comprehensive income, including gains or losses, prior service costs or credits and transition assets or obligations remaining from the initial application of SFAS 87 and 106, are to be adjusted as they are subsequently recognized as a component of net periodic benefit cost; iii) measure the defined benefit plan assets and obligations at the date of the employer’s fiscal year-end statement of financial condition; and iv) disclose in the notes to the financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits and transition asset or obligation. SFAS 158 recognition provisions associated with the funded status of a defined benefit plan are effective as of the end of the fiscal year ending after December 15, 2006. The provision to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial condition is effective for fiscal years ending after December 15, 2008 with early adoption permitted. The cumulative effect of the Company initially adopting the recognition provisions of SFAS 158 as of December 31, 2006 was an after tax decrease in accumulated other comprehensive income and consolidated net assets of $280 million. See Notes 13 and 15 for more information.

The Company did not early adopt the measurement date provisions.

SAB 108

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 on Quantifying Misstatements (“SAB 108”). SAB 108 requires registrants to use both a balance sheet approach and an income statement approach when quantifying and evaluating the materiality of a misstatement. In addition, SAB 108 provides guidance on correcting errors under this approach as well as providing transition guidance on correcting errors that existed prior to application of SAB 108. The guidance in SAB 108 is effective for the first fiscal year ending after November 15, 2006 with early adoption permitted. The adoption of SAB 108 did not have a material impact on the Company’s financial condition, results of operations or cash flows.

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SOP 03-3

In December 2003, the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer” (“SOP 03-3”). SOP 03-3 provides guidance on the accounting for differences between contractual and expected cash flows from the purchaser’s initial investment in loans or debt securities acquired in a transfer, if those differences are attributable, at least in part, to credit quality. Among other things, SOP 03-3: (i) prohibits the recognition of the excess of contractual cash flows over cash flows expected to be collected through an adjustment of yield, loss accrual or valuation allowance at the time of purchase; (ii) requires that subsequent increases in expected cash flows be recognized prospectively through an adjustment of yield; and (iii) requires that subsequent decreases in expected cash flows be recognized as an impairment. In addition, SOP 03-3 prohibits the creation or carrying over of a valuation allowance in the initial accounting of all loans and debt securities within its scope that are acquired in a transfer. SOP 03-3 became effective for the Company as of January 1, 2005. The adoption of SOP 03-3 did not have a material impact on the Company’s financial condition, results of operations or cash flows.

STANDARDS TO BE ADOPTED IN FUTURE PERIODS

FIN 48

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income tax positions by prescribing a consistent recognition threshold and measurement attribute for income tax positions taken or expected to be taken in an income tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

FIN 48 requires a two-step process in evaluating income tax positions. In the first step, an enterprise determines whether it is more likely than not that an income tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Income tax positions meeting the more-likely-than-not recognition threshold are then measured to determine the amount of benefit eligible for recognition in the financial statements. Each income tax position is measured at the largest amount of benefit that is more likely than not to be realized upon ultimate settlement.

The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 as of January 1, 2007 did not have a material change to the Company’s financial condition, results of operations or cash flows.

SFAS 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures for instruments carried at fair value. The statement applies only to fair value measurements which are already required or permitted by other accounting standards. It will affect current practice by eliminating the EITF 02-3 guidance which prohibits the recognition of gains or losses at the inception of derivative transactions whose fair value is primarily estimated based upon unobservable market data. SFAS 157 will also eliminate the use of blockage factors on instruments that trade in an active market by brokers, dealers and investment companies that have been applying the applicable AICPA Audit and Accounting Guides. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with early adoption permitted. The Company elected to early adopt SFAS 157 as of January 1, 2007, and is currently evaluating the impact of adopting SFAS 157.

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SFAS 159

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statement 115” (“SFAS 159”). SFAS 159 creates an alternative measurement treatment for certain financial assets and financial liabilities that permits fair value to be used for initial and subsequent measurement with changes in fair value recognized in earnings. The availability of this alternative measurement treatment is referred to as the fair value option. The statement also provides for additional financial statement presentation and disclosures relating to the alternative measurement treatment. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007, with early adoption permitted. The Company elected to early adopt SFAS 159 as of January 1, 2007, and is currently evaluating the impact of adopting SFAS 159.

2. Related Party Transactions

CSG, through CS Holdings, owns all of the Company’s outstanding voting common stock. The Company is involved in significant financing and other transactions, and has significant related party balances, with CSG affiliates, primarily Credit Suisse, and certain of its subsidiaries and affiliates. The Company generally enters into these transactions in the ordinary course of business and believes that these transactions are generally on market terms that could be obtained from unrelated third parties.

The following table sets forth the Company’s related party assets and liabilities as of December 31, 2006 and 2005:

	December 31, 2006	December 31, 2005
ASSETS	(In millions)
Securities purchased under agreements to resell	$5,152	$5,163
Securities borrowed	5,474	4,323
Receivables from brokers, dealers and others	2,476	1,389
Derivatives contracts	2,398	842
Net deferred tax asset	1,488	1,202
Loans receivable from parent and affiliates	31,811	25,225
Total assets	$48,799	$38,144
LIABILITIES
Short-term borrowings	$17,990	$12,093
Securities sold under agreements to repurchase	29,219	25,634
Securities loaned	54,841	33,976
Payables to customers	252	237
Payables to brokers, dealers and others	4,099	3,794
Derivatives contracts	2,208	489
Obligation to return securities received as collateral	1,945	1,242
Taxes payable (included in Other liabilities)	309	350
Intercompany payables (included in Other liabilities)	854	626
Total liabilities	$111,717	$78,441

Included in the consolidated statements of income are revenues and expenses resulting from various securities trading and financing activities with certain affiliates, as well as fees for administrative services performed by the Company under the terms of various agreements. The Company earns commission revenues and incurs commission expenses during the normal course of business for securities transactions conducted with affiliates. Other operating expenses include affiliate service fees that are treated as a reduction in other operating expenses in the consolidated statements of income. These fees include compensation and benefits expense relating to business activities conducted by Company employees on behalf of CSG affiliates outside the Company.

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 The following table sets forth the Company’s related party revenues and expenses for the years ended December 31, 2006, 2005 and 2004:

For the Year Ended December 31,
2006	2005	2004
(In millions)
Principal transactions-net (derivatives contracts)	$3,550	$299	$(261)
Commissions and fees (expense)	(45)	(59)	(13)
Interest and dividend revenues	2,268	1,255	515
Interest expense	(4,028)	(2,306)	(960)
Total net revenues	$1,745	$(811)	$(719)

Other operating expenses (credits)	$(382)	$(320)	$(394)
Total expenses	$(382)	$(320)	$(394)

From time to time, the Company sells at cost to CS Holdings the right, title and interest in certain assets. Once the assets are sold, the Company continues to service these assets on behalf of CS Holdings. For the year ended December 31, 2006, the value of the assets sold, net of collections applied, was not material.

The Company manages certain private equity funds of funds, hedge funds of funds and VIEs that issue collateralized debt obligations (“CDOs”) of CS Alternative Capital, Inc., an indirect wholly owned subsidiary of CS Holdings. As of December 31, 2006, the aggregate assets under management in these funds and VIEs were approximately $24.8 billion. CS Alternative Capital, Inc. reimburses the Company for all expenses incurred by the Company in connection with managing these assets. The Company treats these reimbursements as a reduction in other operating expenses in the consolidated statements of income.

The Share Plan provides for the grant of equity-based awards to Company employees based on CSG shares pursuant to which employees of the Company may be granted, as compensation, shares or other equity-based awards as compensation for services performed. CS Holdings purchases shares indirectly from CSG to satisfy these awards, but CS Holdings does not require reimbursement from the Company; therefore, amounts associated with these awards are considered a capital contribution to the Company and credited to paid-in-capital. Amounts contributed by CS Holdings relating to equity-based awards for the years ended December 31, 2006, 2005 and 2004 were $785 million, $992 million and $526 million, respectively, including tax effects. See Notes 1 and 14 for further information on the Company’s share-based compensation.

Certain of the Company’s directors, officers and employees and those of its affiliates and their subsidiaries maintain margin accounts with the Company’s principal broker-dealer subsidiary, Credit Suisse Securities (USA) LLC (“CS Securities”) and other affiliated broker-dealers in the ordinary course of business. In addition, certain of such directors, officers and employees have investments or commitments to invest in various private equity funds. The Company makes loans to directors and executive officers on the same terms as are generally available to third parties or otherwise pursuant to widely available employee benefit plans. CS Securities and other affiliated broker-dealers, from time to time and in the ordinary course of business, enter into, as principal, transactions involving the purchase or sale of securities from or to such directors, officers and employees and members of their immediate families. See Note 15 for more information.

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The Company issues guarantees to customers with respect to certain obligations of its affiliates in the ordinary course of business, including, but not limited to, certain derivatives transactions. Failure to perform by an affiliate would require the Company to perform under the guarantee. See Note 9 for more information.

The Company is included in the consolidated federal income tax return and certain state and local income tax returns filed by CS Holdings. See Note 16 for more information.

3. Transfers and Servicing of Financial Assets

As part of the Company’s financing and securities settlement activities, the Company uses securities as collateral to support various secured financing sources. If the counterparty does not meet its contractual obligation to return securities used as collateral, the Company may be exposed to the risk of reacquiring the securities at prevailing market prices to satisfy its obligations. The Company controls this risk by monitoring the market value of financial instruments pledged each day and by requiring collateral levels to be adjusted in the event of excess market exposure.

The following table sets forth the assets pledged by the Company and the collateral received by the Company as of December 31, 2006 and 2005:

	December 31, 2006	December 31, 2005
	(In billions)
Fair value of the financial instruments pledged and assigned as collateral by the Company	$103.1	$74.0
of which was encumbered	70.2	45.6
Fair value of the collateral received by the Company with the right to sell or repledge	198.5	184.6
of which was sold or repledged	188.1	178.1

Securitization Activities

The Company originates and purchases residential mortgages and originates commercial loans for the purpose of securitization. The Company sells these mortgage loans to securitization trusts, which are generally qualified special purpose entities (“QSPEs”). The QSPEs issue securities that are backed by the assets transferred to the QSPEs and pay a return based on the returns on those assets. Investors in these mortgage-backed securities typically have recourse to the assets in the QSPE. The investors and the QSPEs have no recourse to the Company’s assets. CS Securities is an underwriter of, and makes a market in, these securities.

As of December 31, 2006, the Company held encumbered mortgage loans totaling $152 million related to securitization transactions that did not qualify for sale accounting treatment under paragraph 40b of SFAS 140. Prior to securitization, such encumbered loans were accounted for in financial instruments owned; however, due to the transfer of legal title in the form of a pledge in the securitization, these loans have been reclassified to Other assets and deferred amounts in the consolidated statement of financial condition. Cash amounts received in payment upon transfer for such loans are accounted for as secured borrowings and are recorded in Other liabilities in the consolidated statement of financial condition. Also included in Other assets and deferred amounts and Other liabilities as of December 31, 2006 was $3.8 billion in VIEs that were consolidated under FSP FIN 46(R)-6 related to securitization transactions that did not qualify for sale accounting treatment under SFAS 140, and were similarly encumbered.

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The following table presents the proceeds and gains related to the securitization of commercial mortgage loans, residential mortgage loans and other asset-backed loans for the years ended December 31, 2006, 2005 and 2004. The gain on securitizations includes underwriting revenues, deferred origination fees and expenses, gains or losses on the sale of the collateral to the QSPE or VIE and gains or losses on the sale of the newly issued securities to third parties but excludes net interest revenues earned on assets prior to securitization.

	Commercial mortgage loans	Residential mortgage loans	Other asset-backed loans(3)
	(In millions)
For the Year Ended December 31, 2006
Proceeds from securitizations	$17,233	$33,371	$4,402
Gain on securitizations	$506(1)	$50(2)	$40(2)

For the Year Ended December 31, 2005
Proceeds from securitizations	$13,258	$55,900	$8,406
Gain on securitizations	$341(1)	$44(2)	$7(2)

For the Year Ended December 31, 2004
Proceeds from securitizations	$8,712	$43,383	$7,883
Gain on securitizations	$284(2)	$58(2)	$4(2)

(1)

The gains or losses on the sale of the collateral to the QSPE is the difference between the carrying value on the day prior to the securitization date (the lower of amortized cost or fair value) and the selling price of the mortgage whole loans to the QSPE on the securitization pricing date.

(2)

The gains or losses on the sale of the collateral to the QSPE is the difference between the fair value on the day prior to the securitization pricing date and the selling price of the mortgage whole loans to the QSPE on the securitization pricing date.

(3)	Includes home equity loans and other securities collateralized by residential mortgage loans.

The Company may retain interests in these securitized assets in connection with its underwriting and market-making activities. The Company’s primary exposure in its securitization activities is limited to its retained interests. Retained interests in securitized financial assets are included at fair value in corporate debt in financial instruments owned in the consolidated statements of financial condition. Any changes in the fair value of these retained interests are recognized in the consolidated statements of income. The fair values of retained interests are determined using market quotes where available or the present value of estimated future cash flows valuation techniques that incorporate assumptions that market place participants customarily use in their estimates of values. As of December 31, 2006 and 2005, the fair value of the interests retained by the Company was $3.7 billion and $5.1 billion, respectively.

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Key economic assumptions used at the date of securitization in measuring the fair value of the retained interests resulting from securitizations completed during the years ended December 31, 2006 and 2005 were as follows:

	For the Year Ended December 31, 2006			For the Year Ended December 31, 2005
	Commercial mortgage loans (1)	Residential mortgage loans	Other asset-backed loans	Commercial mortgage loans(1)	Residential mortgage loans	Other asset-backed loans
Weighted-average life (in years)	1.5	3.4	5.1	1.7	5.1	5.4
Prepayment rate (in rate per annum)(2)	N/A	0.0%-92.0%	25.0%	N/A	0.0%-56.2%	25.0%
Cash flow discount rate (in rate per annum)(3)	6.1%-7.8%	0.0%-39.7%	26.3%	5.4%-11.5%	0.0%-39.5%	3.6%-16.6%
Expected credit losses (in rate per annum)	1.6%-3.3%	0.0%-29.7%	21.7%	1.0%-7.0%	0.0%-35.3%	0.7%-12.3%

 The following table sets forth the fair value of retained interests from securitizations as of December 31, 2006, key economic assumptions used to determine the fair value and the sensitivity of the fair value to immediate adverse changes in those assumptions:

	As of December 31, 2006
	Commercial mortgage loans (1)	Residential mortgage loans	Other asset-backed
	(Dollars in millions)
Fair value of retained interests	$277	$3,373	$53
Weighted-average life (in years)	2.3	4.24	1.37
Prepayment rate (in rate per annum)(2)	N/A	0.0%-74.8%	25.0%-68.0%
Impact on fair value of 10% adverse change	$3/4	$(19)	$1
Impact on fair value of 20% adverse change	$3/4	$(36)	$3
Cash flow discount rate (in rate per annum)(3)	7.2%	6.5%	26.2%
Impact on fair value of 10% adverse change	$(3)	$(49)	$3/4
Impact on fair value of 20% adverse change	$(7)	$(97)	$(1)
Expected credit losses (in rate per annum)	2.1%	0.7%	21.5%
Impact on fair value of 10% adverse change	$3/4	$(5)	$3/4
Impact on fair value of 20% adverse change	$3/4	$(9)	$(1)

(1)	To deter prepayment, commercial mortgage loans typically have prepayment protection in the form of prepayment lockouts and yield maintenances.

(2)	The Company utilizes the constant prepayment rate assumptions.

(3)	The rate is based on the weighted average yield on the retained interest.

These sensitivities are hypothetical and do not reflect the benefits of hedging activities. Changes in fair value based on a 10% or 20% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of the retained interests is calculated without changing any other assumption. In practice, changes in one assumption may result in changes in other assumptions (for example, increases in market interest rates may result in lower prepayments and increased credit losses), which may magnify or counteract the sensitivities.

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Variable Interest Entities

The Company has variable interests in several CDO VIEs. As described under “—Securitization Activities,” in the normal course of its business, the Company purchases loans and other debt obligations from and on behalf of clients primarily for the purpose of securitization. These assets are sold to and warehoused by affiliates and, at the end of a warehousing period, the assets are sold to CDO VIEs or QSPEs for securitization. The Company engages in these transactions to meet the needs of clients, to earn fees and to sell financial assets. The purpose of these CDO VIEs and QSPEs is to provide investors a return based on the underlying debt instruments of the CDO VIEs and QSPEs. In connection with its underwriting and market-making activities, the Company may retain interests in the CDO VIEs and QSPEs. The CDO entities may have actively managed (“open”) portfolios or static or unmanaged (“closed”) portfolios. The closed CDO transactions are typically structured to use QSPEs, which are not consolidated in the Company’s financial statements.

The Company has consolidated CDO VIEs and other VIEs for which it is the primary beneficiary. As of December 31, 2006 and 2005, the Company recorded $296 million and $673 million, respectively, representing the carrying amount of the consolidated assets of these CDO VIEs and other VIEs that are collateral for the VIE obligations. The increase in the total assets consolidated was primarily related to securitization transactions that did not qualify for sale accounting treatment under SFAS 140 and were consolidated under FSP FIN 46(R)-6. The beneficial interests of these consolidated CDO VIEs and other VIEs are payable solely from the cash flows of the related collateral, and the creditors of these CDO VIEs and other VIEs do not have recourse to the Company in the event of default.

The Company holds significant debt and equity interests in CDO VIEs that are not consolidated because the Company is not the primary beneficiary. The total assets in these CDO VIEs as of December 31, 2006 and 2005 were $7.0 billion and $5.4 billion, respectively. The Company’s maximum exposure to loss on significant debt and equity interests in CDO VIEs as of December 31, 2006 and 2005 was $158 million and $127 million, respectively, which was the amount carried at fair value in financial instruments owned.

In the normal course of its private equity activities, the Company is typically the general partner and investment adviser to private equity funds. Limited partners of these funds typically have recourse to the fund’s assets but generally have no recourse to the Company’s assets. The Company consolidates certain private equity funds that are managed by the Company. A portion of these private equity funds are not VIEs but are consolidated based on the Company’s control of the voting interest of the fund. See Note 1 for more information. The following table presents the impact on the consolidated statements of financial condition of the Company as of December 31, 2006 and December 31, 2005 as a result of consolidating certain private equity funds:

	December 31, 2006	December 31, 2005
	(In millions)
Private equity and other long-term investments	$10,193	$2,562
All other assets, net	728	177
Total assets	$10,921	$2,739
Minority interests (included in other liabilities)	$10,192	$2,549
All other liabilities, net (excluding minority interests)	729	190
Total liabilities	$10,921	$2,739

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The following table presents the impact on the consolidated statements of income of the Company for the years ended December 31, 2006, 2005 and 2004 as a result of consolidating certain private equity funds:

	For the Year Ended December 31,
	2006	2005	2004
	(In millions)
Net revenues	$2,698	$821	$579
Expenses	65	124	137
Minority interests	$2,633	$697	$442

In May 2006, the Company completed its acquisition of Guilford Holding Corporation, a tax credit syndication firm based in Montgomery, Alabama. Guilford engages in the purchase, packaging and sale of tax credits to corporate investors. The Company has consolidated certain tax credit funds in which it is the general partner resulting in an increase in assets and liabilities of $295 million as of December 31, 2006. For the year ended December 31, 2006, the consolidation of these tax credit funds did not have an impact on the consolidated statement of income.

4. Private Equity and Other Long-Term Investments

Private equity and other long-term investments include direct investments and investments in partnerships that make private equity and related investments in various portfolio companies and funds. The Company categorizes its private equity and other long-term investments into three categories: Credit Suisse-managed funds, which include consolidated funds, funds managed by third parties and direct investments. These investments generally have no readily available market or may be otherwise restricted as to resale under the Securities Act of 1933 (“Securities Act”); therefore, these investments are carried at management’s best estimate of fair value.

As of December 31, 2006 and 2005, the Company had investments in private equity and other long-term investments of $11.6 billion and $3.6 billion, respectively, including $10.2 billion and $2.6 billion, respectively, in private equity funds the Company is required to consolidate. Changes in net unrealized appreciation/depreciation arising from changes in fair value and the gain or loss realized upon sale are reflected in principal transactions-net in the consolidated statements of income. See Notes 1 and 3 for more information. The original cost of these investments, excluding the consolidated private equity investments, was $1.7 billion as of December 31, 2006 and $1.4 billion as of December 31, 2005. As of December 31, 2006, the Company had commitments to invest up to an additional $972 million in non-consolidated private equity funds and $1.1 billion in consolidated private equity funds. The Company's consolidated private equity funds had commitments to invest approximately $1.4 billion in non-consolidated private equity funds and other investments which are expected to be met by capital calls to third party minority interest limited partners of such funds and by the Company as an investor in these consolidated private equity funds.

The Company’s subsidiaries manage many private equity partnerships (the “Funds”). When the investment performance on Credit Suisse-managed Funds exceeds specific thresholds, the Company and certain other partners, most of which are current and former employees of the Company (collectively the “GPs”), may be entitled to receive a carried interest distribution under the governing documents of the Funds. Carried interest distributions are based on the cumulative investment performance of each Fund at the time the distribution is made. As a result, the Company may be obligated to return to investors in the Funds all or a portion of the carried interest distributed to the GPs. The amount of such contingent obligations is based upon the performance of the Funds but cannot exceed the amount of carried interest received by the GPs. As of December 31, 2006 and 2005, the maximum amount of such contingent obligations was $524 million and $620 million, respectively, assuming the Funds’ remaining investments were worthless. Assuming the Funds’ remaining investments were sold at their current carrying values as of December 31, 2006 and 2005, the contingent obligations would have been $21 million and $18 million, respectively. As of December 31, 2006 and 2005, the Company withheld cash from prior distributions to the GPs and recorded corresponding liabilities of $147 million

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and $126 million, respectively, in connection with the Company’s guarantee to return prior carried interest distributions to third party investors in the Funds.

In addition, pursuant to certain contractual arrangements, the Company is obligated to make cash payments to certain investors in certain Funds if specified performance thresholds are not met. As of December 31, 2006 and 2005, the maximum amount of such contingent obligations was $55 and $45 million, respectively, assuming the Funds’ remaining investments were worthless. Assuming the Funds’ remaining investments were sold at their current carrying values as of December 31, 2006, the contingent obligation would have been $1 million and as of December 31, 2005, there would have been no contingent obligation.

5. Derivatives Contracts

The Company uses derivatives contracts for trading and economic hedging purposes and to provide products for clients. These derivatives include options, forwards, futures and swaps.

Non-trading Derivatives

The Company hedges its fixed rate debt by using interest rate swaps. These swaps were designated for hedge accounting treatment under SFAS 133. For designated fair value hedges, the changes in fair value of both the hedging instrument and the underlying debt are included in principal transactions-net and the interest flows are included in net interest and dividends in the consolidated statements of income.

The Company assesses the effectiveness of hedging relationships both prospectively and retrospectively. The prospective assessment is made both at the inception of a hedging relationship and on an ongoing basis and requires the Company to justify its expectation that the relationship will be highly effective over future periods. The retrospective assessment is also performed on an ongoing basis and requires the Company to determine whether or not the hedging relationship has actually been effective. If the Company concludes, through a retrospective evaluation that hedge accounting is appropriate for the current period then it measures the amount of hedge ineffectiveness to be recognized in earnings.

The effectiveness of a designated hedging relationship is evaluated using quantitative measures of correlation. If a hedge relationship is not found to be highly effective, the hedge relationship no longer qualifies for hedge accounting under SFAS 133. As such, any subsequent gains or losses attributable to the hedged item cease to be recognized, while the subsequent changes in the derivatives instrument’s fair value are recognized in earnings, in each reporting period. In addition, the fair value adjustment of the debt due to hedge accounting is amortized over the remaining life of the debt as a yield adjustment.

For the years ended December 31, 2006 and 2005, the ineffective component of the fair value hedges was a loss of $21 million and $14 million, respectively. The gains and losses related to the ineffective component of the fair value hedges were not significant for the year ended December 31, 2004.

Other derivatives used to hedge the Company’s long-term borrowings that were not designated for hedge accounting treatment under SFAS 133 are carried at fair value with changes in value and interest flows included in principal transactions-net in the consolidated statements of income. For the years ended December 31, 2006, 2005 and 2004, the Company recognized a pre-tax gain of $5 million, a pre-tax loss of less than $1 million and a pre-tax gain of $6 million, respectively, related to these hedges.

In 2006, the Company entered into total return swaps on certain loans that were originated by an affiliate and purchased by the Company. The loans will be held until the total return swaps are terminated. The loans are accounted for as held for sale and are recorded in other financial instruments owned in the consolidated statement of financial

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condition. The total return swaps were designated and qualified for cash flow hedge accounting treatment in accordance with SFAS 133. A cash flow hedge is a hedging relationship where the variability of the hedged item’s cash flows attributable to a particular risk is offset by the cash flows of the hedging instrument. The strategy of these hedges is to mitigate the variability of the cash flows that will be received upon sale of the loan. The cash flow hedges are highly effective and the total decrease in the fair value of the swaps of $5 million net of taxes was recorded in accumulated other comprehensive loss in the consolidated statement of financial condition as of December 31, 2006 and will be recognized into earnings in the same period as the hedged risk on the loans affects earnings. Increases in the value of the total return swaps are recorded in principal transactions–net in the consolidated statement of income which offsets the lower of cost or fair value adjustment made on the loans for the hedged risk.

Trading Derivatives

The Company enters into various transactions using derivatives for trading purposes, to hedge trading exposures or to provide products to its clients. These derivatives include options, forwards, futures and swaps. Trading derivative contracts are carried at fair value with unrealized and realized gains and losses and interest flows included in principal transactions-net in the consolidated statements of income.

Options

The Company writes option contracts specifically designed to meet customer needs, for trading purposes or for hedging purposes. The options do not expose the Company to credit risk because the Company, not its counterparty, is obligated to perform. At the beginning of the contract period, the Company receives a cash premium. During the contract period, the Company bears the risk of unfavorable changes in the value of the financial instruments underlying the options. To manage this market risk, the Company purchases or sells cash or derivative financial instruments on a proprietary basis. Such purchases and sales may include debt and equity securities, forward and futures contracts, swaps and options.

The Company also purchases options to meet customer needs, for trading purposes or for hedging purposes. With purchased options, the Company gets the right, for a fee, to buy or sell the underlying instrument at a fixed price on or before a specified date. The underlying instruments for these options include fixed income securities, equities, foreign currencies, commodity and interest rate instruments or indices. The counterparties to OTC option contracts are reviewed to determine whether they are creditworthy.

Forwards and Futures

In the normal course of business, the Company’s customer and trading activities include executing, settling and financing various securities and financial instrument transactions. To execute these transactions, the Company purchases and sells (including “short sales”) securities, and purchases and sells forward contracts primarily for U.S. Government and agency securities, corporate debt, mortgage-backed securities, commodities and foreign currencies. The Company also enters into VPF transactions which meet the definition of a derivative and are classified as forward contracts. See Note 1 for more information. In addition, the Company enters into futures contracts on equity-based indices and other financial instruments, as well as options on futures contracts.

Because forward contracts are subject to the financial reliability of the counterparty, the Company is exposed to credit risk. To mitigate this credit risk, the Company limits transactions with specific counterparties, reviews credit limits, requires certain customers and counterparties to maintain margin collateral and adheres to internally established credit extension policies.

For futures contracts and options on futures contracts, the change in the market value is settled with an exchange or a clearing broker in cash each day. As a result, the credit risk with the clearing broker is limited to the net positive change in

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the market value for a single day, which is recorded in receivables (payables) from (to) brokers, dealers and others in the consolidated statements of financial condition.

Swaps

The Company’s swap agreements consist primarily of interest rate, equity, commodity, credit default and total return swaps. Interest rate swaps are contractual agreements to exchange interest rate payments based on agreed notional amounts and maturity. Equity swaps are contractual agreements to receive the appreciation or depreciation in value based on a specific strike price on an equity instrument in exchange for paying another rate, which is usually based on index or interest rate movements. Commodity swaps are contractual agreements to exchange payments based on the price of a specific commodity. Credit default swaps are contractual agreements in which one counterparty pays a periodic fee in return for a contingent payment by the other counterparty following a credit event of a reference entity. A credit event is commonly defined as bankruptcy, insolvency, receivership, material adverse restructuring of debt, or failure to meet payment obligations when due. Total return swaps are contractual agreements where one counterparty agrees to pay a the other counterparty the total economics of a defined underlying asset, in return for receiving a stream of floating rate cash flows such as the London Interbank Offered Rate (“LIBOR”). Swaps are reported at fair value.

Quantitative Disclosures for All Derivatives

The fair values of all derivatives contracts outstanding as of December 31, 2006 and 2005 were as follows:

	December 31, 2006		December 31, 2005
	Assets	Liabilities	Assets	Liabilities
	(In millions)
Options	$1,859	$1,835	$1,167	$728
Forward contracts	5,740	1,790	3,049	1,076
Swaps	2,748	2,911	869	458
Total derivatives	$10,347	$6,536	$5,085	$2,262

These assets and liabilities are included as derivatives contracts in financial instruments owned and sold not yet purchased, respectively, in the consolidated statements of financial condition. Assets and liabilities related to futures contracts are included in receivables from brokers, dealers and others and payables to brokers, dealers and others, respectively, in the consolidated statements of financial condition.

6. Goodwill and Identifiable Intangible Assets

The Company allocates goodwill to its reporting units. Goodwill impairment testing showed no impairment and had no effect on the Company’s consolidated financial condition or results of operations as of December 31, 2006 and 2005. There have been no events or circumstances occurring subsequent to these impairment tests that would more likely than not have resulted in the fair values of the Company’s reporting units being below the carrying values. As of December 31, 2006 and 2005, the Company had $616 million and $562 million, respectively, of goodwill.

In 2006, the Company recorded $23 million in goodwill related to its acquisition of Frye Louis Capital Management, Inc., from its indirect parent Credit Suisse, $18 million in goodwill related to its acquisition of Guilford Holding Corporation and $13 million related to its acquisition of Select Portfolio Servicing, Inc.

In 2005, the Company recorded $1 million in goodwill related to its acquisition of ING Finance LLC, $1 million in goodwill related to earn-out payments for its 2003 acquisition of Volaris Advisors and $33 million related to earn-out payments for its 2002 acquisition of Holt Value Associates, L.P.

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As of December 31, 2006 and 2005, the Company had identifiable intangible assets of $197 million and $38 million, respectively, net of accumulated amortization of $31 million and $20 million, respectively, which are included in other assets and deferred amounts in the consolidated statements of financial condition. Intangible assets included $28 million and $16 million, respectively, of indefinite-lived intangible assets for the years ended December 31, 2006 and 2005. Identifiable intangible assets consisted primarily of internally developed software and customer lists which are amortized over useful lives ranging from 3 to 21 years. Intangible amortization expense for the years ended December 31, 2006, 2005 and 2004 was $7 million, $6 million and $5 million, respectively.

In 2006, the Company recorded $4 million in intangible assets related to its acquisition of Guilford Holding Corporation and $13 million related to its acquisition of Select Portfolio Servicing, Inc. As of January 1, 2006, in connection with its adoption of SFAS 156, the Company classified mortgage servicing rights as intangible assets. As of December 31, 2006, the fair value of the mortgage servicing rights was $148 million.

7. Borrowings

Short-term borrowings are generally demand obligations with interest approximating the Federal Funds rate, LIBOR or other money market indices. Such borrowings are generally used to facilitate the securities settlement process, finance financial instruments owned and finance securities purchased by customers on margin. As of December 31, 2006 and 2005, there were no short-term borrowings secured by Company-owned securities.

The following table sets forth the Company’s commercial paper and short-term borrowings and their weighted average interest rates:

	Short-term borrowings		Weighted average interest rates
	As of December 31, 2006	As of December 31, 2005	As of December 31, 2006	As of December 31, 2005
	(In millions)
Bank loans, including loans from affiliates(1)	$18,888	$12,356	5.59%	4.32%
Commercial paper	1,382	1,298	5.25%	4.19%
Total commercial paper and short-term borrowings	$20,270	$13,654

(1)	Includes $18.0 billion and $12.1 billion in loans from affiliates as of December 31, 2006 and December 31, 2005, respectively.

The Company has a commercial paper program exempt from registration under the Securities Act that allows the Company to issue up to $5.0 billion in commercial paper. As of December 31, 2006 and 2005, $1.4 billion and $1.3 billion, respectively, of commercial paper was outstanding under this program.

The following table sets forth the Company’s long-term borrowings as of December 31, 2006 and 2005:

	December 31, 2006	December 31, 2005
	(In millions)
Senior notes 3.9%-7.1%, due various dates through 2032	$39,802	$29,214
Medium-term notes 4.1%-8.8%, due various dates through 2032	2,890	4,223
Structured borrowings 5.3% -19.0%, due various dates through 2015	826	489
Total long-term borrowings	$43,518	$33,926
Current maturities of long-term borrowings	$3,240	$3,692

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As of December 31, 2006 and 2005, long-term borrowings included upward fair value adjustments of approximately $30 million and $52 million, respectively, associated with fair value hedges under SFAS 133. As of December 31, 2006 and 2005, the Company had entered into interest rate swaps, with a notional amount of $24.7 billion and $23.6 billion, respectively, on the Company’s long-term borrowings for hedging purposes. Substantially all of these swaps were designated as qualifying as fair value hedges under SFAS 133. See Note 5 for more information.

The following table sets forth scheduled maturities of all long-term borrowings as of December 31, 2006:

December 31, 2006
(In millions)
2007	$3,240
2008	8,777
2009	8,131
2010	3,772
2011	7,281
2012-2032	12,317
Total	$43,518

The following table sets forth scheduled maturities of the current portion of long-term borrowings as of December 31, 2006:

Three Months Ending
(In millions)
March 31, 2007	$368
June 30, 2007	2,404
September 30, 2007	28
December 31, 2007	440
Total	$3,240

Pursuant to the centralization of funding at Credit Suisse, the committed secured revolving credit facilities between various third party banks and CS Securities will not be renewed. As of March 23, 2007, CS Securities maintained with third parties three 364-day committed secured revolving credit facilities totaling $1.2 billion, with one facility for $500 million maturing in July 2007, one facility for $200 million maturing in August 2007 and one facility for $500 million maturing in November 2007. These facilities require CS Securities to pledge unencumbered marketable securities to secure any borrowings. Borrowings under each facility would bear interest at short-term rates related to either the Federal Funds rate or LIBOR and can be used for general corporate purposes. The facilities contain customary covenants that the Company believes will not impair its ability to obtain funding. As of December 31, 2006, no borrowings were outstanding under any of the facilities.

2006 Financings

During the year ended December 31, 2006, the Company issued $13 billion of senior notes, $194 million in structured notes and $82 million in medium-term notes and repaid approximately $2.3 billion in senior notes, $1.5 billion of medium-term notes and $17 million of structured notes.

2005 Financings

For the year ended December 31, 2005, the Company issued $8.3 billion of senior notes and $217 million in structured notes and repaid approximately $2.1 billion of medium-term notes, $1.0 billion of senior notes and $56 million of structured notes.

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8. Leases and Commitments

The following table sets forth the Company’s minimum operating lease commitments as of December 31, 2006:

Twelve Months Ending December 31,
(In millions)
2007	$155
2008	147
2009	143
2010	138
2011	134
2012-2025	875
Total(1)	$1,592

(1)	Excludes sublease revenue of $273 million and executory costs such as insurance, maintenance and taxes of $523 million.

The following table sets forth the Company’s commitments, including the current portion as of December 31, 2006:

	Commitment Expiration Per Period
	Less than 1 year	1-3 years	4-5 years	Over 5 years	Total commitments
	(In millions)
Standby resale agreements(1)	$125	$3/4	$3/4	$404	$529
Private equity(2)	8	37	41	886	972
Forward agreements(3)	2,567	3/4	3/4	3/4	2,567
Unfunded lending commitments(4)	57	127	97	466	747
Unfunded warehousing commitments(5)	1,373	3/4	3/4	3/4	1,373
Total commitments	$4,130	$164	$138	$1,756	$6,188

(1)

In the ordinary course of business, the Company maintains certain standby resale agreement facilities that commit the Company to enter into securities purchased under agreements to resell with customers at current market rates.

(2)

As of December 31, 2006, the Company had commitments to invest up to an additional $1.1 billion in consolidated private equity funds. The Company's consolidated private equity funds had commitments to invest approximately $1.4 billion in non-consolidated private equity funds and other investments which are expected to be met by capital calls to third party minority interest limited partners of such funds and by the Company as an investor in these consolidated private equity funds.

(3)	Represents commitments to enter into securities purchased under agreements to resell and agreements to borrow securities.

(4)	The Company enters into commitments to extend credit in connection with various activities.

(5)	The Company enters into commitments to warehouse commercial mortgage whole loans.

Excluded from the table above are certain commitments to originate and purchase mortgage whole loans and purchase certain other loans that qualify as derivatives. These commitments are reflected in derivatives contracts in the consolidated statements of financial condition. For more information on the Company’s derivatives contracts see Note 5.

As of December 31, 2006, the Company used $568 million in outstanding standby letters of credit to satisfy counterparty collateral requirements.

The Company had no material capital lease obligations as of December 31, 2006. For information about certain of the Company’s additional commitments, see Notes 4 and 9.

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9. Guarantees

In the ordinary course of business, the Company enters into guarantee contracts as guarantor. FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”), requires disclosure by a guarantor of its maximum potential payment obligations under certain of its guarantees to the extent that it is possible to estimate them. FIN 45 also requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligations undertaken in issuing such guarantee, including its ongoing obligation to stand ready to perform over the term of the guarantee in the event that certain events or conditions occur. With certain exceptions, these liability recognition requirements apply to any guarantees entered into or modified after December 31, 2002.

The guarantees covered by FIN 45 may require the Company to make payments to the guaranteed party based on changes related to an asset, a liability or an equity security of the guaranteed party. The Company may also be contingently required to make payments to the guaranteed party based on another entity’s failure to perform under an agreement, or the Company may have an indirect guarantee of the indebtedness of others, even though the payment to the guaranteed party may not be based on changes related to an asset, liability or equity security of the guaranteed party.

In addition, FIN 45 covers certain indemnification agreements that contingently require the Company to make payments to the indemnified party based on changes related to an asset, liability or equity security of the indemnified party, such as an adverse judgment in a lawsuit or the imposition of additional taxes due to either a change in the tax law or an adverse interpretation of the tax law.

The following table sets forth the maximum quantifiable contingent liabilities and carrying amounts associated with guarantees covered by FIN 45 as of December 31, 2006 by maturity.

	Amount of Guarantee Expiration Per Period
	Less than 1 year	1-3 years	4-5 years	Over 5 years	Total guarantees	Carrying amounts	Collateral
	(In millions)
Credit guarantees	$3	$27	$45	$449	$524	$7	$380
Performance guarantees	40	450	3/4	26	516	12	2
Derivatives	6,884	3,427	1,647	11,748	23,706	846	3/4
Related party guarantees	6	3/4	1	162	169	3/4	3/4
Total guarantees	$6,933	$3,904	$1,693	$12,385	$24,915	$865	$382

Credit Guarantees

In the ordinary course of business the Company enters into contracts that would require it, as the guarantor, to make payments to the guaranteed party if a third party fails to pay under a credit obligation. These credit guarantees are described below.

As part of the Company’s residential mortgage activities, the Company previously sold to the Federal National Mortgage Association (“FNMA”) certain residential mortgages that it had purchased and agreed to bear a percentage of any losses should the borrowers fail to perform. In accordance with FIN 45, the Company did not recognize a liability for these guarantees because they were issued prior to December 31, 2002 and have not been modified.

As part of the Company’s commercial mortgage activities, the Company sells to FNMA certain commercial mortgages that it has originated and agrees to bear a percentage of the losses should the borrowers fail to perform.

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Additionally, the Company provides guarantees in the form of standby letters of credit, which represent obligations to make payments to third parties if the counterparties fail to fulfill their obligations under a borrowing arrangement or other contractual obligation.

Performance Guarantees

In the ordinary course of business, the Company enters into contracts that would require it, as the guarantor, to make payments to the guaranteed party based on a third party’s failure to perform under an agreement. These performance guarantees are described below.

As part of the Company’s residential mortgage and asset-backed securitization activities, the Company at times guarantees the collection by the servicer and remittance to the securitization trust of prepayment penalties.

In connection with the Company’s tax credit warehouse business, the Company issues minimum performance guarantees to the investors in these funds.

The Company also provides guarantees in the form of standby letters of credit, which represent obligations to make payments to third parties if the counterparties fail to perform under a non-financial obligation.

In addition, the Company at times guarantees any increases in servicing fees in connection with the replacement of the existing servicer that would otherwise be borne by the securitization trust. The Company did not record a liability because it has determined that is it not possible to estimate the fair value and the maximum amount of its obligations under these guarantees as of December 31, 2006.

Derivatives

In the ordinary course of business, the Company enters into OTC contracts that meet the definition of a guarantee under FIN 45. Included in this category are certain written OTC put option contracts, pursuant to which the counterparty can potentially force the Company to acquire the underlying financial instrument or require the Company to make a cash payment in an amount equal to the decline in value of the financial instrument underlying the OTC put option. Also included in this category are credit derivatives that may subject the Company to credit spread or issuer default risk because the change in credit spreads or the credit quality of the underlying financial instrument may obligate the Company to make a payment. The Company seeks to manage these OTC derivatives exposures by engaging in various hedging strategies to reduce its exposure.

Derivative contracts that may be cash settled, and which the Company has no basis for concluding that it is probable that the counterparties held the underlying instruments at the inception of the contracts, are not considered guarantees under FIN 45.

As of December 31, 2006, the Company recorded derivatives that met the definition of a guarantee under FIN 45. These are reflected as derivatives contracts in the consolidated statements of financial condition. These amounts were determined by using notional values and represent the obligations of the Company in the event that all the underlying financial instruments are worthless, the likelihood of which the Company believes is remote. For more information on derivatives, see Note 5.

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Related Party Guarantees

For purposes of FIN 45, related party guarantees refer to any guarantees issued by the Company for obligations of any company (“affiliates”) controlled by CSG, the Company’s ultimate parent, unless it is one of the Company’s consolidated subsidiaries. Guarantees issued by the Company for the obligations of its consolidated subsidiaries are excluded because they do not create any incremental liability.

The Company issues guarantees to customers with respect to certain obligations of its affiliates in the ordinary course of business, including, but not limited to, certain derivatives transactions. Failure to perform by an affiliate would require the Company to perform under the guarantee. Excluded from the maximum contingent liability are certain guarantees for which an estimate cannot be made because the exposure is unlimited and therefore impossible to estimate. While the maximum contingent liability represents possible future payments under the guarantees, the Company believes that the likelihood of nonperformance by these affiliates is remote.

Guarantees Related to Private Equity Activities

As part of its private equity activities, the Company provides guarantees related to carried interest and performance thresholds. The amounts of such guarantees are included in the contingent obligations disclosed in Note 4.

Other Guarantees

The Company has certain guarantees for which its maximum contingent liability cannot be quantified. These guarantees are not reflected in the table above and are discussed below.

Indemnifications Issued in Connection with Asset Sales

In connection with sales of certain assets or businesses, the Company has provided purchasers customary indemnification provisions based on changes in an underlying asset or liability relating to the assets sold. These indemnification provisions are negotiated with the purchaser of the assets or businesses and vary in their scope and duration. These indemnification provisions generally shift the risk of certain unquantifiable and unknowable loss contingencies (e.g., relating to litigation, tax and intellectual property matters) from the purchaser to the seller, as known or quantifiable loss contingencies generally are reflected in the value of the assets or businesses being sold. The Company has determined that it is not possible to make an estimate of the maximum contingent liability under these indemnification provisions. To date, the Company’s actual payments arising from these indemnification provisions have been in connection with litigation matters and have not been material.

Tax Gross-up Arrangements

As a normal part of issuing its own securities, the Company typically agrees to reimburse holders for additional tax withholding charges or assessments resulting from changes in applicable tax laws or the interpretation of those laws. Securities that include these agreements to pay additional amounts generally also include a related redemption or call provision if the obligation to pay the additional amounts results from a change in law or its interpretation and the obligation cannot be avoided by the issuer taking reasonable steps to avoid the payment of additional amounts. Since such potential obligations are dependent on future changes in tax laws, the related liabilities the Company may incur as a result of such changes cannot be reasonably estimated. In light of the related call provisions typically included, the Company does not expect any potential liabilities in respect of tax gross-ups to be material.

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Exchange and Clearinghouse Memberships

The Company is a member of numerous securities exchanges and clearinghouses, and may, as a result of its membership arrangements, be required to perform if another member defaults. The Company has determined that it is not possible to estimate the maximum amount of these obligations and believes that any potential requirement to make payments under these arrangements is remote.

10. Concentrations of Credit Risk

The Company is engaged in various securities trading and brokerage activities servicing a diverse group of domestic and foreign corporations, governments and institutional and individual investors. A substantial portion of the Company’s transactions are executed with and on behalf of institutional investors, including other brokers and dealers, mortgage brokers, commercial banks, U.S. agencies, mutual funds, hedge funds and other financial institutions. These transactions are generally collateralized. Credit risk is the potential for loss resulting from the default by a counterparty of its obligations. Exposure to credit risk is generated by securities and currency settlements, contracting derivatives and forward transactions with customers and dealers, and the holding in inventory of bonds and/or loans. The Company uses various means to manage its credit risk. The creditworthiness of all counterparties is analyzed at the outset of a credit relationship with the Company. These counterparties are subsequently reviewed on a periodic basis. The Company sets a maximum exposure limit for each counterparty, as well as for groups or classes of counterparties. Furthermore, the Company enters into master netting agreements when feasible and demands collateral from certain counterparties or for certain types of credit transactions. As of December 31, 2006, the Company did not have any significant concentrations of credit risk.

The Company’s customer securities activities are transacted either in cash or on a margin basis, in which the Company extends credit to the customer. The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral to comply with various regulatory and internal guidelines. The Company monitors required margin levels each day and requires customers to deposit additional collateral, or reduce positions, when necessary.

11. Net Capital Requirements

The Company’s principal wholly owned subsidiary, CS Securities, is a registered broker-dealer, registered futures commission merchant and member firm of the New York Stock Exchange, Inc. Accordingly, CS Securities is subject to the minimum net capital requirements of the SEC and the Commodities Futures Trading Commission (“CFTC”). Under the alternative method permitted by Rule 15c3-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), the required net capital may not be less than the greater of 2% of aggregate debit balances arising from customer transactions or 4% of the funds required to be segregated pursuant to the Commodity Exchange Act less the market value of certain commodity options, all as defined. Under CFTC Regulation 1.17, the required minimum net capital requirement is 8% of the total risk margin requirement (as defined) for all positions carried in customer accounts plus 4% of the total risk margin requirement (as defined) for all positions carried in non-customer accounts. As of December 31, 2006, CS Securities’ net capital of approximately $4.1 billion was 58.5% of aggregate debit balances and in excess of the CFTC’s minimum requirement by approximately $3.9 billion.

The Company’s over-the-counter (“OTC”) derivatives dealer subsidiary, Credit Suisse Capital LLC (“CS Capital”) is also subject to the uniform net capital rule, but computes its net capital based on value at risk under Appendix F of Rule 15c3-1 under the Exchange Act. As of December 31, 2006, CS Capital’s net capital of $388 million, after allowing for market and credit risk exposure of $89 million and $228 million, respectively, was in excess of the minimum net capital requirement by $368 million. CS Capital is in compliance with the exemptive provisions of Rule 15c3-3 under the Exchange Act because the Company does not carry securities accounts for customers or perform custodial functions relating to customer securities.

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As of December 31, 2006, the Company and its subsidiaries complied with all applicable regulatory capital adequacy requirements.

12. Cash and Securities Segregated Under Federal and Other Regulations

In compliance with the Commodity Exchange Act, CS Securities segregates funds deposited by customers and funds accruing to customers as a result of trades or contracts. As of December 31, 2006 and 2005, cash and securities aggregating $2.3 billion and $2.7 billion, respectively, were segregated or secured by CS Securities in separate accounts exclusively for the benefit of customers.

In accordance with the SEC’s no-action letter dated November 3, 1998, CS Securities computed a reserve requirement for the proprietary accounts of introducing broker-dealers. As of December 31, 2006 and 2005, CS Securities segregated U.S. Treasury securities aggregating $3.9 billion and $1.9 billion, respectively, on behalf of introducing broker-dealers.

In addition, CS Securities segregated U.S. Treasury securities with a market value of $7.4 billion and $3.3 billion as of December 31, 2006 and 2005, respectively, in a special reserve bank account exclusively for the benefit of customers as required by Rule 15c3-3 of the Exchange Act.

13. Stockholder’s Equity

The Share Plan provides for the grant of equity-based awards to Company employees based on CSG shares pursuant to which employees of the Company may be granted, as compensation, share or other equity-based awards as compensation for services performed. CS Holdings purchases shares indirectly from CSG to satisfy these awards, but CS Holdings does not require reimbursement from the Company; therefore, amounts are considered a capital contribution to the Company and credited to paid-in-capital. Amounts contributed by CS Holdings relating to equity-based awards for the years ended December 31, 2006, 2005 and 2004 were $785 million, $992 million and $526 million, respectively, including tax effects. See Notes 1 and 14 for further information on the Company’s share-based compensation.

During the year ended December 31, 2006 the Company recorded an increase of $5 million, net of tax, in accumulated other comprehensive loss in the consolidated statement of financial condition related to cash flow hedges on certain loans that were originated by an affilate and were purchased by the Company.

SFAS 158 requires the Company to record the net amount by which the projected benefit obligation is over- or underfunded on the consolidated statements of financial condition, replacing the SFAS 87 requirement to report a minimum liability which represents the excess accumulated benefit obligation over the fair value of a benefit plan’s assets. In connection with SFAS 87 and the adoption of SFAS 158, the Company recorded pre-tax and after-tax minimum pension liability adjustments of $9 million and $5 million, respectively, for the year ended December 31, 2006 in accumulated other comprehensive loss in the consolidated statements of financial condition related to the funded status of its employee benefit plans. See Notes 1 and 15 for more information.

The Company had unfunded accumulated benefit obligations related to its benefit plans as of the valuation date in 2005. Accordingly, the Company recorded pre-tax and after-tax minimum pension liability adjustments of $265 million and $172 million, respectively, for the year ended December 31, 2005 in accumulated other comprehensive loss in the consolidated statements of financial condition.

The Company had a fully funded accumulated benefit obligation in the Qualified Plan as of the valuation date in 2004 and reversed the previously recorded minimum pension liability adjustments applicable to the Qualified Plan resulting

35

in an after-tax increase in accumulated other comprehensive income of $150 million, net of tax. See note 15 for more information.

On November 30, 2004, the Company paid a $40 million dividend to CS Holdings.

On March 31, 2004, the Company’s immediate parent company, CS Holdings, transferred the high-net-worth business (“HNW Business”) of Credit Suisse Asset Management, LLC (“CSAM”), a wholly owned subsidiary of CS Holdings, to the Company as a capital contribution of $221 million. The transfer of this business was accounted for at historical cost in a manner similar to pooling-of-interest accounting because CSAM and the Company were under the common control of CS Holdings at the time of transfer. The Company has restated its financial information for all periods presented to reflect the financial condition, results of operations, cash flows and changes in stockholder’s equity of the CSAM HNW Business as if the Company had acquired it on November 3, 2000, the date that the Company was acquired by CS Holdings.

14. Share-Based Compensation

The Company participates in the Share Plan. The Share Plan provides for share, share unit and share option awards to be granted to certain employees based on the fair market value of CSG shares at the time of grant. CSG determines the fair value of share based compensation and allocates compensation expense to different legal entities within CSG based on which legal entity an employee renders services to.

Effective January 1, 2005, the Company early adopted the fair value recognition provisions of SFAS 123R to account for its share-based compensation. For additional information see Note 1.

Share Awards

In September 2003, CSG amended the Share Plan and introduced three-year vesting for share awards granted as part of incentive compensation. Compensation expense is recognized over the vesting period except for awards granted in 2005 after the Company’s adoption of SFAS 123R as it applies to employees eligible for early or normal retirement. For share awards not granted as part of incentive compensation, compensation expense is recognized over a vesting period of one to five years. Share awards granted in or before January 2003 for services provided in prior years were expensed during the year services were provided if there were no vesting requirements. For additional information, see Note 1.

The following table reflects the weighted-average fair value of share awards at the grant date during 2006, 2005 and 2004:

	2006	2005	2004
Weighted-average fair value at grant date	$56.61	$40.35	$37.26

The number of share awards granted during the years ended December 31, 2006, 2005 and 2004 was 15 million, 17 million and 21 million, respectively. The number of share awards outstanding as of December 31, 2006, 2005 and 2004 was 31 million, 27 million and 46 million, respectively.

Share Unit Awards

In March 2006, CSG granted 2.6 million share units with a fair value of $61.50 per unit on the grant date to certain employees of the Company. In January 2005, CSG granted 6.4 million share units with a fair value of $43.75 per unit on the grant date to certain employees of the Company. These share units vest over five years and are linked to the earnings and share price of CSG. Total compensation expense is determined based on the fair value of the share units multiplied by the total number of share units that ultimately vest. The total number of share units that ultimately vest

36

depends on the final outcome of the underlying service and performance conditions over the course of the contractual term. Each share unit has the potential to convert into between 0 and 3 share units depending on the outcome of the performance condition. Except with respect to employees eligible for early or normal retirement, compensation expense is recognized over the vesting period based on management’s estimate of the number of share units that will vest, which is contingent upon the projected outcome of the underlying service and performance conditions and is updated on a periodic basis. The number of share units outstanding as of December 31, 2006 was 8 million.

Share Option Awards

In September 2003, CSG also amended the Share Plan and introduced three-year vesting for share option awards granted as part of incentive compensation. For share option awards that are not part of incentive compensation, compensation expense is recognized over the service period, which ranges from two to four years. These awards expire ten years from the grant date.

Share option awards issued prior to January 2003 for service provided in prior years were accounted for under the provisions of APB 25, therefore no compensation expense was recognized for these awards. These share option awards have a service period of one to four years and expire from seven to ten years from the grant date. Upon adoption of SFAS 123R, compensation expense for these options that have future vesting requirements was recognized in the consolidated statements of income.

If the Company had applied the fair-value based method under SFAS 123 to recognize expense over the relevant service period for share options that had future vesting requirements granted in or before January 2003, net income would have decreased for the year ended December 31, 2004. For the years ended December 31, 2006 and 2005, there was no pro forma impact as compensation expense includes the fair value as of the grant date of all outstanding unvested share option awards granted as a result of the Company’s adoption of SFAS 123R. The following table reflects this pro forma effect:

For the Year Ended December 31,
2004(1)
(In millions)
Net income, as reported	$787
Add: Share-based employee compensation expense, net of related tax effects, included in reported	264
Deduct: Share-based employee compensation expense, net of related tax effects, determined under the fair-value based method for all awards	269
Pro forma net income	$782

(1) Compensation expense for the years ended December 31, 2004.

The number of share option awards granted for the year ended December 31, 2006 was 80,000. The Company did not grant any share option awards during 2005 and 2004. The number of share option awards outstanding as of December 31, 2006, 2005 and 2004 was 20 million, 24 million and 28 million. The number of share option awards exercisable as of December 31, 2006, 2005 and 2004 was 20 million, 24 million and 20 million, respectively. The following table reflects the weighted-average fair values of share option awards at the grant date:

	2006	2005(1)	2004(1)
Weighted-average fair values of options at the grant date	$9.86	$	$

(1)	The Company did not grant any share option awards during 2005 and 2004.

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The fair value of share option awards was estimated using the Black-Scholes option pricing model. The following table reflects the weighted-average assumptions for the calculation of the fair value of the share option awards granted:

	2006	2005(1)	2004(1)
Expected dividend yield	4.04%
Expected life of options	5 years
Expected volatility	26.50%
Risk-free interest rate	2.68%

(1)            The Company did not grant any share option awards during 2005 and 2004.

15. Employee Benefit Plans

The Company provides retirement and post-retirement benefits to its U.S. and certain non-U.S. employees through participation in a defined benefit pension plan, a defined contribution savings and retirement plan and other plans. The Company’s measurement date is September 30 for its pension and other post-retirement plans.

Pension Plans

The Company participates in a non-contributory defined benefit pension plan (the “Qualified Plan”) available to individuals employed before January 1, 2000. Effective January 1, 2004, compensation and credited service for benefit purposes were frozen for certain participants. Employees who no longer accrue benefits in the Qualified Plan participate in a savings and retirement plan similar to employees hired on or after January 1, 2000.

CSG applies sponsor accounting for accounting and reporting for defined benefit pension plans. The Company and other CSG entities participate in and contribute to the same plan and the assets held by the plan are not restricted or segregated and can be used to provide benefits to employees of any of the participating CSG entities. The Company has been designated to be the sponsor of the plan and records all liabilities and expenses and allocates a portion of the expenses to affiliates for employees outside of the Company. The disclosures that follow present the plans in their entirety.

Contributions to the Qualified Plan are made as required by the Internal Revenue Code and applicable law but not in excess of the amounts deductible by the Company for income tax purposes. The Company did not make any contributions to the Qualified Plan during the years ended December 31, 2006 and 2005 and contributed $225 million for the year ended December 31, 2004.

The Company also sponsors a savings and retirement plan, which is a defined contribution plan, with both a savings and a retirement component. All employees are eligible to participate in the savings component whereby the Company matches a portion of the employee’s contributions in accordance with the Company’s guidelines. In addition, individuals employed before January 1, 2000 who do not accrue benefits under the Qualified Plan and employees hired on or after January 1, 2000 participate in the retirement component and receive a retirement contribution. For the year ended December 31, 2006, the retirement contribution was a fixed rate of 8% of an employee’s base salary up to the IRS compensation limit, which was $220,000 in 2006. For the year ended December 31, 2005, this retirement contribution was linked to the return on equity of Institutional Securities and Wealth & Asset Management. The Company contributed $125 million, $83 million and $32 million to the defined contribution plan for the years ended December 31, 2006, 2005 and 2004, respectively.

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The Company also provides a non-contributory, non-qualified, unfunded plan (the “Supplemental Plan”), which provides benefits to certain senior employees and Qualified Plan participants whose benefits may be limited by tax regulations. Benefits under these pension plans are based on years of service and employee compensation.

Other Post-retirement Plans

The Company provides certain subsidized unfunded health-care benefits for eligible retired employees (the “Other Plans”). Employees hired prior to July 1, 1988 become eligible for these benefits if they meet minimum age and service requirements. The plan sponsor has the right to modify or terminate these benefits. As of December 31, 2006 and 2005, the aggregate accumulated postretirement benefit obligation was $112 million and $128 million, respectively.

SFAS 158

In September 2006, the FASB issued SFAS 158. SFAS 158 recognition provisions associated with the funded status of a benefit plan are effective as of the end of the fiscal year ending after December 15, 2006. Under SFAS 158 there is also a provision to measure plan assets and benefit obligations as of the date of the employer’s fiscal year end statement of financial condition, effective for fiscal years ending after December 15, 2008 with early adoption permitted. During the year ended December 31, 2006, the Company adopted the recognition provisions of SFAS 158 associated with the funded status of a benefit plan. For additional information see Note 1.

SFAS 158 requires the Company to record the net amount by which the projected benefit obligation is overfunded or underfunded on the consolidated statement of financial condition, replacing the SFAS 87 requirement to report a minimum liability which represents the excess accumulated benefit obligation over the fair value of a benefit plan’s assets. In connection with SFAS 87 and the adoption of SFAS 158, the Company recorded pre-tax and after-tax minimum pension liability adjustments of $9 million and $5 million, respectively, for the year ended December 31, 2006 in accumulated other comprehensive loss in the consolidated statements of financial condition related to the funded status of its employee benefit plans.

The Company had unfunded accumulated benefit obligations related to its benefit plans as of the valuation date in 2005. Accordingly, the Company recorded pre-tax and after-tax minimum pension liability adjustments of $265 million and $172 million, respectively, for the year ended December 31, 2005 in accumulated other comprehensive loss in the consolidated statements of financial condition.

The accumulated benefit obligation for the Qualified Plan was $711 million as of September 30, 2005. The accumulated benefit obligation for the Supplemental and Other Plans was $167 million as of September 30, 2005.

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The following table presents the 2006 activity including the incremental effect of applying SFAS 158 on individual line items in the consolidated statement of financial condition for the Qualified Plan of December 31, 2006:

	Before SFAS 158	Adjustments	After SFAS 158
	Qualified	Qualified	Qualified
	(In millions)
Intangible assets (included in other assets
and deferred amounts)	$4	$(4)	$
Total assets	4	(4)
Liabilities for pension benefits (included in other liabilities)	(15)	(5)	(20)
Total liabilities	(15)	(5)	(20)
Accumulated other comprehensive loss	270	(33)	237
Total stockholder’s equity	270	(33)	237
Total liabilities and stockholder's equity	$255	$(38)	$217

The following table presents the 2006 activity including the incremental effect of applying SFAS 158 on individual line items in the consolidated statement of financial condition for the Supplemental and Other Plans as of December 31, 2006:

	Before SFAS 158	Adjustments	After SFAS 158
	Supplemental and Other	Supplemental and Other	Supplemental and Other
	(In millions)
Intangible assets (included in other assets
and deferred amounts)	$1	$(1)	$
Total assets	1	(1)
Liabilities for pension benefits (included in other liabilities)	(88)	(63)	(151)
Total liabilities	(88)	(63)	(151)
Accumulated other comprehensive loss	7	42	49
Total stockholder's equity	7	42	49
Total liabilities and stockholder's equity	$(81)	$(21)	$(102)

Amounts recognized in the consolidated statements of financial condition as of December 31, 2006 and 2005 were as follows:

	Qualified		Supplemental and Other
	2006	2005	2006	2005
	(In millions)
Intangible asset		$$4		1
Accrued benefit liability	(20)	(15)	(151)	(88)
Accumulated other comprehensive loss	237	270	49	7
Net amount recognized	$217	$259	$(102)	$(80)

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The following table presents the pre-tax amounts recognized in accumulated other comprehensive loss as of December 31, 2006:

	Qualified	Supplemental and Other
	(In millions)
Prior service costs (credits)	$3	$(14)
Losses	234	63
	$237	$49

The estimated prior service costs and losses that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2007 are as follows:

	Qualified	Supplemental and Other
	(In millions)
Prior service costs (credits)	$1	$(2)
Losses	26	6
	$27	$4

Net Periodic Benefit Cost

The following table presents the pension expense by component for the Qualified Plan for the years ended September 30, 2006, 2005 and 2004:

	For the Year Ended September 30,
	2006	2005	2004
Components of Net Periodic Benefit Cost:	(In millions)
Service cost	$20	$19	$20
Interest cost	40	37	34
Expected return on plan assets	(52)	(56)	(48)
Amortization of unrecognized transition asset			(2)
Amortization of prior service cost	1	1	1
Recognized net actuarial loss	33	20	17
Recognized curtailment loss			4
Net periodic benefit cost	$42	$21	$26

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                The following table presents the pension expense for the Supplemental Plan and postretirement health-care expense for the Other Plans by component for the years ended September 30, 2006, 2005 and 2004:

	For the Year Ended September 30,
	2006	2005	2004
	(In millions)
Components of Net Periodic Benefit Cost:
Service cost	$3	$3	$3
Interest cost	9	8	6
Amortization of unrecognized transition obligations		1	1
Amortization of prior service cost	(1)	(1)	(1)
Recognized net actuarial loss	8	7	2
Net periodic benefit cost	$19	$18	$11

Benefit Obligation and Plan Assets

The following table reconciles the changes in the projected benefit obligation and the fair value of the plan assets and summarizes the funded status for the Qualified Plan, the Supplemental Plan and the Other Plans. Amounts shown are as of the measurement date, which is September 30, 2006 and 2005:

	Qualified		Supplemental and Other
	2006	2005	2006	2005
	(In millions)
Change in Benefit Obligation
Projected benefit obligation as of beginning of period	$737	$606	$167	$106
Service cost	20	19	3	3
Interest cost	40	37	9	8
Participant contributions			2
Amendments			(15)
Assumption change	(26)	76	(1)	2
Actuarial loss (gain)	12	16	(5)	54
Benefits paid	(23)	(17)	(9)	(6)
Curtailments			3/4
Adoption of FSP106-2
Projected benefit obligation as of the end of period	$760	$737	$151	$167

Change in Plan Assets
Fair value of assets as of the beginning of period	$696	$635	$3/4	$
Actual return on plan assets	67	78	3/4
Participant contributions			1
Employer contributions			8	6
Benefits paid	(23)	(17)	(9)	(6)
Fair value of assets as of the end of period	$740	$696	$	$

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Estimated Future Benefit Payments

The estimated future benefit payments expected to be made by the Qualified Plan, Supplemental Plan and Other Plans are as follows:

	Qualified	Supplemental and Other
	(In millions)
2007	$35	$9
2008	37	10
2009	39	10
2010	39	10
2011	40	11
Years 2012-2016	203	55

Assumptions Used in Determining Costs and Obligations

The following table presents on a weighted average basis the assumptions used in determining the net periodic benefit costs for the Qualified Plan, the Supplemental Plan and the Other Plans for the years ended September 30, 2006, 2005 and 2004:

	For the Year Ended September 30,
	2006	2005	2004
Qualified Plan and Supplemental Plan
Discount rate	5.50%	6.00%	6.00%
Rate of compensation increase	4.25%	4.00%	4.00%
Expected rate of return(1)	7.75%	8.25%	8.50%
Other Plans
Discount rate	5.50%	6.00%	6.00%
Rate of compensation increase	N/A	N/A	N/A
Expected rate of return(1)	N/A	N/A	N/A

(1)

The expected long-term rate of return on plan assets assumption is based on historical real rates of return of the various asset classes, weighted based on the target asset allocation percentages for each major category of plan assets. The anticipated inflation rate is added to these historical real rates of return to arrive at the expected long-term rate of return on plan assets assumption.

The assumptions used in determining the projected benefit obligation for the Qualified Plan and Supplemental Plan and the projected health-care postretirement benefit obligation for the Other Plans as of September 30, 2006 and 2005 were:

	2006	2005
Projected benefit obligation
Discount rate	5.75%	5.50%
Rate of compensation increase	4.25%	4.25%
Projected health-care postretirement benefit obligation
Discount rate	5.75%	5.50%
Rate of compensation increase	N/A	N/A

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In determining the accumulated postretirement health-care benefit obligation and the net periodic postretirement costs for 2006, the Company assumed the following:

	Obligation
	Pre-65 Retirees	Post-65 Retirees	Medicare Part D
Health-care rate increases
2006	9.0%	9.8%	11.5%
2007	8.0%	8.5%	10.0%
Ultimate trend rate increase	4.5%	4.5%	5.5%
Ultimate trend expected to be achieved	2011	2011	2011

Assumed health-care cost trend rates have a significant effect on the amounts reported for the health-care benefits. A 1% change in assumed health-care cost trend rates would have the following effects:

	1% increase	1% decrease
	(In millions)
Effect on benefit obligation at end of year	$8	$(7)
Effect on total of service and interest costs for year	$1	$(1)

 Investments

The investment policies and strategies of the Qualified Plan are determined by a committee made up of the Company’s senior management. The policy is based on long-term goals and is therefore not frequently revised. The investment goal is to create an asset mix that is adequate for future benefit obligations by creating a diversified investment portfolio, while managing various risk factors and maximizing the Qualified Plan’s investment returns through use of related party and external fund managers and clearly defined strategies. Senior management regularly monitors actual allocation compared to the policy. The current asset allocation goal is to achieve an asset mix of approximately 30% in domestic equities; 20% in international equities; 24% in fixed income securities; 10% in real estate; 15% in alternate investments (primarily hedge funds); and 1% in cash.

The following table presents the percentage of the fair value of the Qualified Plan assets as of September 30, 2006 and 2005 by type of asset:

	Qualified
	2006	2005
Asset Allocation:
Equity securities	58%	50%
Fixed income securities	11	25
Real estate	13	10
Cash and alternative investments	18	15
Total	100%	100%

Employee Loans and Deferred Compensation Arrangements

Certain key employees of the Company also participate in the following compensation and other arrangements: investments in selected private equity activities of the Company funded by deferred compensation and recourse and non-recourse leveraged loans provided by the Company; non-qualified deferred compensation plans that include managed investments; and other non-qualified plans that are funded by the Company with insurance contracts. The investments, including the leverage factor, and the amounts accrued by the Company under these plans are included in the consolidated statements of financial condition. The employee-related assets were $493 million and $424 million as of December 31, 2006 and 2005, respectively, and are included in other assets and deferred amounts in the consolidated statements of financial condition. Related liabilities for deferred compensation plans were $971 million and $924

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million, respectively, as of December 31, 2006 and 2005 and are included in other liabilities in the consolidated statements of financial condition. Gains and losses on these assets and liabilities are recorded in the consolidated statements of income.

16. Income Taxes

The Company is included in the consolidated federal income tax return and certain state and local income tax returns filed by CS Holdings. CS Holdings allocates federal income taxes to its subsidiaries on a separate return basis, and any state and local income taxes on a pro rata basis, pursuant to a tax sharing arrangement.

Included in the consolidated statements of income for the years ended December 31, 2006, 2005 and 2004 are current and deferred provisions for income taxes that were allocated to the Company by CS Holdings as follows:

	For the Year Ended December 31,
	2006	2005	2004
	(In millions)
Current:
U.S. federal taxes	$1,066	$43	$316
State and local taxes	35	10	3
Foreign taxes	3	6	7
Total current	1,104	59	326
Deferred:
U.S. federal taxes	(300)	2	71
Total deferred	(300)	2	71
Provision for income taxes	$804	$61	$397

Excluded from the table above is a provision for income taxes of $3 million for the year ended December 31, 2005 related to the cumulative effect of a change in accounting principle; an income tax benefit of $179 million, $163 million and $131 million for the years ended December 31, 2006, 2005 and 2004, respectively, related to Share Plan activity, an income tax benefit of $4 million and $93 million, and an income tax charge of $80 million for the years ended December 31, 2006, 2005 and 2004, respectively, related to minimum pension liability adjustments and an income tax benefit of $2 million for the year ended December 31, 2006 related to the net change in cash flow hedges.

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The following table summarizes the difference between the federal statutory tax rate and the effective tax rate for the years ended December 31, 2006, 2005 and 2004:

	For the Year Ended December 31,
	2006		2005		2004
	Amount	Percent of Pre-tax Income	Amount	Percent of Pre-tax (Loss)	Amount	Percent of Pre-tax (Loss)
	(In millions)		(In millions)		(In millions)
U.S. federal statutory income tax provision	$1,761	35.0%	$399	35.0%	$639	35.0%
Increase (decrease) due to:
Minority interests(1)	(922)	(18.3)	(336)	(29.5)	(225)	(12.3)
Dividend exclusion	(20)	(0.4)	(39)	(3.4)	(36)	(2.0)
Entertainment expense	6	0.1	6	0.5	5	0.3
State and local taxes, net of federal income tax effects	23	0.4	6	0.5	2	0.1
Transfer pricing adjustments	3/4	3/4	32	2.8	(1)	(0.1)
Other	(44)	(0.8)	(7)	(0.5)	13	0.8
Provision for income taxes	$804	16.0%	$61	5.4%	$397	21.8%

(1)

Represents the effect of non-taxable revenues and expenses from private equity funds consolidated. Net income was unaffected as offsetting minority interests were recorded in the consolidated statements of income. See Note 3 for more information.

Deferred tax assets and deferred tax liabilities are generated by the following temporary differences:

	December 31, 2006	December 31, 2005
	(In millions)
Deferred tax assets:
Inventory	$64	$137
Investments	51	234
Other liabilities and accrued expenses, primarily compensation and benefits	1,941	1,433
State and local taxes	43	35
Total deferred tax assets	2,099	1,839
Deferred tax liabilities:
Inventory	81	134
Investments	220	221
Other	267	247
Total deferred tax liabilities	568	602
Deferred tax assets net of deferred tax liabilities	1,531	1,237
Valuation allowance for state and local taxes	(43)	(35)
Net deferred tax asset	$1,488	$1,202

Due to uncertainty concerning the Company’s ability to generate the necessary amount and mix of state and local taxable income in future periods, the Company maintains a valuation allowance against its deferred state and local tax asset in the amount $43 million and $35 million as of December 31, 2006 and 2005, respectively. The Company has determined that the realization of the remaining recognized deferred tax assets as of December 31, 2006 is more likely than not based on anticipated future taxable income. In addition, for federal income tax purposes, the Company has planning strategies available that enhance its ability to utilize these tax benefits.

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17. Legal Proceedings

The Company has provided reserves for litigation, claims and proceedings involving the Company in accordance with SFAS No. 5, “Accounting for Contingencies.” The Company recorded in the second quarter of 2005 a $750 million litigation charge to increase the reserve for private litigation involving Enron, certain initial public offering allocation practices, research analyst independence and other related litigation. This charge, coupled with the charge recorded in 2002, brings the Company’s reserves for these private litigation matters to $953 million after the application of settlements entered into through December 31, 2006.

The Company is involved in a number of judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its businesses. The Company believes, based on currently available information and advice of counsel, that the results of such proceedings, in the aggregate, will not have a material adverse effect on its financial condition but might be material to operating results for any particular period, depending, in part, upon the operating results for such period. The Company intends to defend itself vigorously in these matters, litigating or settling when determined by management to be in the best interests of the Company.

It is inherently difficult to predict the outcome of many of these matters. In presenting the consolidated financial statements, management makes estimates regarding the outcome of these matters and records a reserve and takes a charge to income when losses with respect to such matters are probable and can be reasonably estimated. Estimates, by their nature, are based on judgment and currently available information and involve a variety of factors, including, but not limited to, the type and nature of the litigation, claim or proceeding, the progress of the matter, the advice of legal counsel, the Company’s defenses and its experience in similar cases or proceedings as well as its assessment of matters, including settlements, involving other defendants in similar or related cases or proceedings. Further litigation charges or releases of litigation reserves may be necessary in the future as developments in such cases or proceedings warrant.

18. Industry Segment and Geographic Data

The Company operates and manages its businesses through three operating segments: the Investment Banking segment, consisting primarily of investment banking, trading and certain separately managed private equity and distressed assets; the Asset Management segment, consisting primarily of the private equity business; and Private Banking, consisting of the private client services business in the United States. For additional information, see Note 1.

The Company’s segments are managed based on types of products and services offered and their related client bases. The Company evaluates the performance of its segments based primarily on income (loss) before provision (benefit) for income taxes and cumulative effect of a change in accounting principle but excluding minority interests. Minority interest-related revenues and expenses resulting from the consolidation of certain private equity funds are reported in Elimination & Other. Net income is unaffected by the consolidation of these private equity funds because offsetting minority interests are also recorded.

The Investment Banking segment consists of:

•	investment banking, which serves a broad range of users and suppliers of capital and provides financial advisory and securities underwriting and placement services; and

•

trading, which trades and distributes equity and equity-related products, including listed and OTC derivatives, fixed income financial instruments and derivatives and risk management products, and engages in securities lending and borrowing.

The Investment Banking segment also includes the results from certain separately managed private equity and distressed assets.

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The Asset Management segment consists primarily of the private equity business. The private equity business makes privately negotiated investments and acts as an investment advisor for private equity funds.

The Private Banking segment consists of the private client services business in the United States. Private client services is a financial advisory business serving high-net-worth individuals and corporate investors with a wide range of Credit Suisse and third-party investment management products and services.

The Company allocates to its segments a pro rata share of certain centrally managed costs. Leased facilities and equipment costs, employee benefits and certain general overhead expenses are allocated based upon specified amounts, usage criteria or agreed rates. Interest expense is allocated based upon the particular type of asset. The allocation of some costs, such as incentive bonuses, has been estimated. The timing and magnitude of changes in the Company’s incentive bonus accrual can have a significant effect on the Company’s operating results for a given period. Any revenues and expenses not allocated to the Company’s segments appear in Elimination & Other in the table below. For additional information, see Note 1.

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The following table sets forth the net revenues excluding net interest, net interest and dividends revenue, total net revenues, total expenses and income before provision for income taxes and cumulative effect of a change in accounting principle and assets of the Company’s segments.

	Investment Banking	Asset Management	Private Banking	Elimination & Other(1)	Total
	(In millions)
For the year ended December 31, 2006:
Net revenues excluding net interest	$6,384	$365	$262	$2,607	$9,618
Net interest and dividends revenue	854	15	3	24	896
Total net revenues(2)	7,238	380	265	2,631	10,514
Total expenses	4,882	202	321	78	5,483
Income (loss)(3)	2,356	178	$(56)	2,553	5,031
Minority interests(4)				2,629	2,629
Income (loss) after minority interests(5)	$2,356	$178	(56)	$(76)	$2,402

For the year ended December 31, 2005:
Net revenues excluding net interest	$3,289	$607	$226	$815	$4,937
Net interest and dividends revenue	1,923	(1)	6	6	1,934
Total net revenues(2)	5,212	606	232	821	6,871
Total expenses	5,000	310	275	408	5,993
Income (loss)(3)	212	296	(43)	413	878
Minority interests(4)				696	696
Income (loss) after minority interests(5)	$212	$296	$(43)	$(283)	$182

For the year ended December 31, 2004:
Net revenues excluding net interest	$2,460	$542	$219	$567	$3,788
Net interest and dividends revenue	2,447	15	9	12	2,483
Total net revenues(2)	4,907	557	228	579	6,271
Total expenses	4,075	174	259	137	4,645
Income (loss)(3)	832	383	(31)	442	1,626
Minority interests(4)				442	442
Income (loss) after minority interests(5)	$832	$383	$(31)		$$1,184

Segment assets as of December 31, 2006	$346,176	$2,109	$271	$10,921	$359,477
Segment assets as of December 31, 2005	$293,278	$1,512	$225	$2,739	$297,754
Segment assets as of December 31, 2004	$271,957	$1,681	$226	$1,949	$275,813

(1)

For the years ended December 31, 2006, 2005 and 2004, Elimination & Other primarily included revenues and expenses that result from the consolidation of certain private equity funds and a limited amount of treasury costs not allocated to the Company’s segments. For the year ended December 31, 2005, Elimination & Other also included the recognition of compensation expense in the fourth quarter due to a change in accounting treatment for share-based awards to early-retirement eligible employees (net of the amount which was charged to affiliates).

(2)

Interest income and expense is accrued at the stated coupon rate for coupon-bearing financial instruments, and for non-coupon-bearing financial instruments, interest income is recognized by accreting the discount over the life of the instrument. For coupon-bearing financial instruments purchased at a discount or premium, the difference between interest income and expense accrued at the stated coupon rate and interest income and expense determined on an effective yield basis, which could be significant, is included in principal transactions-net instead of interest and dividends, net, in the Company’s consolidated statements of income and in net revenues excluding net interest.

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(3)	Income (loss) before provision for income taxes, minority interests and cumulative effect of a change in accounting principle.

(4)	Related to the Company’s consolidation of certain private equity funds. See Note 3 for more information.

(5)	Income (loss) before provision for income taxes and cumulative effect of a change in accounting principle.

The following are net revenues by geographic region:

	For the Year Ended December 31,
	2006	2005	2004
	(In millions)
United States	$10,464	$6,853	$6,241
Foreign	50	18	30
Total	$10,514	$6,871	$6,271

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19. Quarterly Data (Unaudited)

The Company has restated its consolidated statements of income for each of the quarterly periods presented below based on a December 2006 speech by the SEC staff. As a result the Company no longer classifies certain private equity interests as minority interest expenses. This reclassification did not change net income as offsetting increases in employee compensation and benefits expense and decreases in principal transactions-net were recorded. See Notes 3 and 4 of the consolidated financial statements.

The following table presents total net revenues, income (loss) before provision (benefit) for income taxes, and net income (loss):

	2006 Fiscal Quarter				For the Year Ended December 31, 2006
	First	Second	Third	Fourth
	(In millions)
Total net revenues	$2,923	$2,450	$2,091	$3,050	$10,514
Income(1)	1,383	1,350	682	1,616	5,031
Net income	$317	$484	$179	$618	$1,598

	2005 Fiscal Quarter				For the Year Ended December 31, 2005
	First	Second(2)	Third	Fourth(3)
	(In millions)
Total net revenues	$1,599	$1,398	$2,063	$1,811	$6,871
Income (loss)(1)	321	(456)	773	240	878
Net income (loss)	$176	$(439)	$386	$4	$127

	2004 Fiscal Quarter				For the Year Ended December 31, 2004
	First	Second	Third	Fourth
	(In millions)
Total net revenues	$1,567	$1,935	$1,172	$1,597	$6,271
Income(1)	228	750	41	607	1,626
Net income	$167	$292	$19	$309	$787

(1)	Income (loss) before provision (benefit) for income taxes, minority interests and cumulative effect of a change in accounting principle.

(2)

The Company recorded in the second quarter of 2005 a $750 million litigation charge to increase the reserve for private litigation involving Enron, certain IPO allocation practices, research analyst independence and other related litigation.

(3)	The fourth quarter of 2005 includes the recognition of compensation expense due to a change in accounting treatment for share-based awards to early-retirement eligible employees.

20. Subsequent Events

In January 2007, CSG made a $4.0 billion capital contribution to CS Holdings. CS Holdings used $3.0 billion of this capital contribution to repay borrowings from the Company.

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On March 26, 2007, Credit Suisse and CSG issued full, unconditional and several guarantees, on a senior and subordinated basis, respectively, of the Company’s outstanding SEC-registered debt securities. In accordance with the guarantee, if the Company fails to make timely payment under the agreements governing such debt securities, the holders of the debt securities may demand payment from either Credit Suisse or CSG, without first proceeding against the Company.

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SCHEDULE I

CREDIT SUISSE (USA), INC.

(Parent Company only)

Condensed Statements of Financial Condition

(In millions, except share data)

	December 31,	December 31,
	2006	2005
ASSETS
Cash and cash equivalents	$11	$1
Receivables from brokers, dealers and others	1,847	833
Financial instruments owned:
Derivatives contracts	1,353	672
Private equity and other long-term investments	28	28
Receivables from parent and affiliates	32,554	26,401
Receivables from subsidiaries	16,030	13,787
Investment in subsidiaries, at equity	12,548	10,429
Net deferred tax asset	110	283
Goodwill	62	62
Other assets and deferred amounts	726	405
Total assets	$65,269	$52,901

LIABILITIES AND STOCKHOLDER’S EQUITY
Commercial paper and short-term borrowings	$4,135	$4,921
Payables to brokers, dealers and others	830	615
Financial instruments sold not yet purchased:
Derivatives contracts	946	201
Accounts payable and accrued expenses	917	849
Other liabilities	785	607
Long-term borrowings	43,272	33,697
Total liabilities	50,885	40,890

Stockholder’s Equity:
Common stock ($0.10 par value; 50,000 shares authorized; 1,100 shares issued and outstanding)
Paid-in capital	10,315	9,530
Retained earnings	4,259	2,661
Accumulated other comprehensive loss	(190)	(180)
Total stockholder’s equity	14,384	12,011
Total liabilities and stockholder’s equity	$65,269	$52,901

See accompanying notes to condensed financial statements.

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CREDIT SUISSE (USA), INC.

(Parent Company only)

Condensed Statements of Income

(In millions)

	For the Year Ended December 31,
	2006	2005	2004
Revenues:
Principal transactions-net	$1	$7	$26
Interest and dividends	2,182	1,178	510
Other	37	20	18
Total revenues	2,220	1,205	554
Interest expense	2,502	1,417	713
Total net revenues	(282)	(212)	(159)
Expenses:
Employee compensation and benefits	28	22	22
Other operating expenses	12	10	49
Total expenses	40	32	71
Loss before income tax benefit and equity in undistributed net income of subsidiaries	(322)	(244)	(230)
Income tax benefit	(118)	(72)	(108)
Loss before equity in undistributed net income of subsidiaries	(204)	(172)	(122)
Equity in undistributed net income of subsidiaries	1,802	299	909
Net income	$1,598	$127	$787

See accompanying notes to condensed financial statements.

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CREDIT SUISSE (USA), INC.

(Parent Company only)

Condensed Statements of Cash Flows

(In millions)

	For the Years Ended December 31
	2006	2005	2004
Cash flows from operating activities:
Net income	$1,598	$127	$787
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34	(5)	41
Non-cash CSG share plan activity	676	887	415
Deferred taxes	173	62	(43)
Other	(10)	(172)	150
Change in operating assets and operating liabilities:
Receivables from brokers, dealers and others	(1,014)	(528)	(206)
Financial instruments owned, net of financial instruments sold not yet purchased	41	(143)	40
Other assets and deferred amounts	(143)	4	212
Payables to brokers, dealers and others	215	204	86
Accounts payable and accrued expenses	68	(16)	6
Net cash provided by operating activities	$1,638	$420	$1,488
Cash flows from investing activities:
Net proceeds from (payments for):
Receivables from parent and affiliates	(6,153)	(2,431)	(3,419)
Receivables from subsidiaries	(2,243)	(2,463)	(811)
Investment in subsidiaries, at equity	(2,119)	(1,762)	(2,013)
Net cash used in investing activities	(10,515)	(6,656)	(6,243)
Cash flows from financing activities:
Net proceeds from (payments for):
Commercial paper and short-term borrowings	(786)	729	(51)
Issuance (repayments) of:
Series B preferred stock	—	—	—
Issuance of long-term borrowings	13,276	8,518	6,974
Redemptions and maturities of long-term borrowings	(3,712)	(3,116)	(2,239)
Dividend equivalents on CSG share plan activity	(70)	(58)	(20)
Tax benefit on CSG share plan activity	179	163	131
Cash dividends to CS Holdings	—	—	(40)
Net cash provided by financing activities	8,887	6,236	4,755
Increase in cash and cash equivalents	10	—	—
Cash and cash equivalents as of the beginning of year	1	1	1
Cash and cash equivalents as of the end of year	$11	$1	$1

See accompanying notes to condensed financial statements.

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CREDIT SUISSE (USA), INC.

(Parent Company only)

Notes to Condensed Financial Statements

December 31, 2006

1. Basis of Presentation

The condensed financial statements of Credit Suisse (USA), Inc. (the “Parent Company”), formerly known as Credit Suisse First Boston (USA), Inc., should be read in conjunction with the consolidated financial statements of Credit Suisse (USA), Inc. and subsidiaries (the “Company”) and the notes thereto. Investments in subsidiaries are accounted for under the equity method.

2. Related Party Transactions

As of December 31, 2006 and 2005, the Parent Company had receivables from subsidiaries of $16.0 billion and $13.8 billion, respectively. The receivables arose in the ordinary course of business. Changes in this balance are due to changes in the size and timing of transactions. Substantially all receivables from subsidiaries provide for interest based on federal funds rates.

As of December 31, 2006 and 2005, the Parent Company had receivables from its parent (CS Holdings) and affiliates that are outside the Company of $32.6 billion and $26.4 billion, respectively. There were no dividends declared to the Parent Company by its consolidated subsidiaries in the years ended December 31, 2006 and 2005. There are no restrictions on the payment of dividends, except for those stipulated in certain debt agreements and those applicable to brokers and dealers, which provide for certain minimum amounts of capital to be maintained to satisfy regulatory requirements in the Parent Company’s broker-dealer subsidiaries. Under certain circumstances, the amount of excess capital that can be withdrawn is limited. The regulatory requirements are designed to measure the general financial integrity and liquidity of broker-dealers and provide minimum acceptable net capital levels to satisfy commitments to customers. Unless an adequate level of capital is maintained, regulated broker-dealer subsidiaries would be prohibited from paying dividends to the Parent Company.

3. Guarantees

In the ordinary course of business, the Parent Company enters into guarantee contracts as guarantor. FIN 45 requires disclosure by a guarantor of its maximum potential payment obligations under certain of its guarantees to the extent that it is possible to estimate them. FIN 45 also requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligations undertaken in issuing such guarantee, including its ongoing obligation to stand ready to perform over the term of the guarantee in the event that certain events or conditions occur. With certain exceptions, these liability recognition requirements apply to any new guarantees entered into, or existing guarantees that are modified, after December 31, 2002.

Guarantees issued by the Parent Company are disclosed in the consolidated financial statement disclosures (see Note 9 to the consolidated financial statements) except for guarantees issued by the Parent Company on behalf of its consolidated subsidiaries, which are discussed below.

Related Party Guarantees

For purposes of Parent Company only condensed financial statements, related party guarantees include guarantees issued by the Parent Company for obligations of its consolidated subsidiaries and guarantees issued by the Parent Company for the obligations of companies controlled by CSG, the Parent Company’s ultimate parent.

The Parent Company issues guarantees to customers with respect to certain obligations of its consolidated subsidiaries in the ordinary course of business, including, but not limited to, certain derivatives transactions. Failure to perform by a consolidated subsidiary would require the Parent Company to perform under the guarantee. The maximum contingent liability of future payments of guarantees issued to counterparties of consolidated subsidiaries as of December

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31, 2006 was $27.0 billion. While the maximum contingent liability may be indicative of the extent to which such guarantees are used, the Parent Company believes that the likelihood of nonperformance by these consolidated subsidiaries is remote. Excluded from the maximum contingent liability are certain guarantees for which an estimate cannot be made because the exposure is unlimited and therefore impossible to estimate.

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